UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
VERITONE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 26, 2026
Dear Fellow Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Veritone, Inc., which will be held on Tuesday, July 7, 2026, at 10:30 a.m. Pacific Time, via a virtual meeting at www.virtualshareholdermeeting.com/VERI2026.
Details of the business to be conducted at the Annual Meeting and instructions for how to participate in the Annual Meeting are set forth in the accompanying Notice of 2026 Annual Meeting of Stockholders and Proxy Statement. Only stockholders of record at the close of business on May 19, 2026 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.
We are furnishing our proxy materials to our stockholders over the Internet. On or about May 26, 2026, we are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders of record that did not request to receive a printed copy of our proxy materials, including the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The Notice of Internet Availability contains instructions for how stockholders can access our proxy materials over the Internet and vote their shares. All stockholders who do not receive a Notice of Internet Availability will receive a printed copy of the proxy materials by mail.
Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. As an alternative to voting online at the Annual Meeting, you may vote via the Internet, by telephone or by mail. Voting by any of these methods will ensure your representation at the Annual Meeting.
Thank you for your continued support. We look forward to your online attendance at the Annual Meeting.

Very truly yours,

Ryan Steelberg
Chairman and Chief Executive Officer

VERITONE, INC.
5291 California Avenue
Suite 350
Irvine, CA 92617
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on July 7, 2026
To the Stockholders of Veritone, Inc.:
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Veritone, Inc. (the “Company”) will be held on Tuesday, July 7, 2026, at 10:30 a.m., Pacific Time. Our board of directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting (including any adjournments, continuations, or postponements thereof) for the purposes set forth in this proxy statement for our Annual Meeting (the “Proxy Statement”). The Annual Meeting will be held online only in a virtual meeting format via live webcast. Stockholders may attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/VERI2026. For purposes of attendance at the Annual Meeting, all references in the accompanying Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.
The Annual Meeting is being held for the purpose of considering and acting upon the following items of business:
1.
To elect two directors named in the accompanying proxy statement to serve as Class III directors to serve until the Company’s 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal;

2.	To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.	To approve, on an advisory basis, the compensation of our named executive officers;
4.
To approve an amendment to our fourth amended and restated certificate of incorporation (our “Certificate of Incorporation”) to increase the number of authorized shares of common stock from 150,000,000 to 225,000,000;

5.	To approve a second amendment and restatement of the 2023 Equity Incentive Plan (the “2023 Plan”);
6.	To approve the CEO Strategic Awards; and
7.	To transact such other business as may properly come before the meeting or any adjournment thereof.
These items of business are more fully described in the Proxy Statement accompanying this notice. We encourage you to read the Proxy Statement and other proxy materials carefully and in their entirety.
Only stockholders of record at the close of business on May 19, 2026 are entitled to notice of and to vote at the Annual Meeting. All such stockholders are cordially invited to attend the Annual Meeting. A list of all stockholders entitled to vote at the annual meeting will be available for examination at our principal executive offices at 5291 California Avenue, Suite 350, Irvine, CA 92617 for 10 days before the Annual Meeting, and during the Annual Meeting, such list will be available to registered stockholders as a link on the virtual meeting platform at www.virtualshareholdermeeting.com/VERI2026. However, whether or not you expect to attend the Annual Meeting, you are encouraged to cast your vote by proxy prior to the Annual Meeting to ensure your representation at the Annual Meeting. If you attend the Annual Meeting, you may vote during the Annual Meeting even if you have voted by proxy in advance.

We encourage you to access the virtual meeting platform before the start time of 10:30 a.m., Pacific Time, on July 7, 2026, to allow ample time for online check-in, which will begin at 10:15 a.m., Pacific Time. To attend the Annual Meeting, you will need the 16-digit control number provided on your proxy card or voting instruction form.
Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders to be Held on July 7, 2026: Our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available online at www.proxyvote.com.

By order of the Board of Directors

Ryan Steelberg
Chairman and Chief Executive Officer

May 26, 2026
Irvine, California
YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY PROXY PRIOR TO THE ANNUAL MEETING. IF YOU CHOOSE TO VOTE BY MAIL, PLEASE DO SO PROMPTLY TO ENSURE YOUR PROXY ARRIVES IN SUFFICIENT TIME. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	1
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS	3
VOTING INFORMATION	3
PROPOSAL ONE ELECTION OF DIRECTORS	10
BOARD OF DIRECTORS	10
CORPORATE GOVERNANCE	14
EXECUTIVE OFFICERS OF THE COMPANY	21
EXECUTIVE COMPENSATION	22
PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL	25
SUMMARY COMPENSATION TABLE	28
OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR END	29
PAY VERSUS PERFORMANCE	30
DIRECTOR COMPENSATION	32
OTHER POLICIES	34
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	36
EQUITY COMPENSATION PLAN INFORMATION AT 2025 FISCAL YEAR END	38
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	39
DELINQUENT SECTION 16(A) REPORTS	40
PROPOSAL TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
REPORT OF THE AUDIT COMMITTEE	44
PROPOSAL THREE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	45
PROPOSAL FOUR APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	46
PROPOSAL FIVE APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2023 PLAN	48
PROPOSAL SIX APPROVAL OF CEO STRATEGIC AWARDS	57
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR OUR 2027 ANNUAL MEETING OF STOCKHOLDERS	61
OTHER MATTERS	62
PRINCIPAL EXECUTIVE OFFICES	62
APPENDIX A: AMENDED AND RESTATED 2023 EQUITY INCENTIVE PLAN	A-1

i

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we intend that such forward-looking statements be subject to the safe harbors created thereby. All statements made in this Proxy Statement that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “continue,” “can,” “may,” “plans,” “potential,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, but are not limited to, any statements that refer to projections of our future financial condition and results of operations, capital needs and financing plans, competitive position, industry environment, potential growth and market opportunities, sale, divestiture, or acquisition plans and strategies, compensation plans, governance structure and policies and/or the price of our common stock.
The forward-looking statements included herein represent our management’s current expectations and assumptions based on information available as of the date of this report. These statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that may cause or contribute to such differences include, but are not limited to:
•	our ability to continue as a going concern, including our ability to repay our 1.75% convertible senior notes due in November 2026 (the “Convertible Notes”) prior to their scheduled maturity;
•	our ability to expand our aiWARE SaaS business;
•	declines or limited growth in the market for AI-based software applications and concerns over the use of AI that may hinder the adoption of AI technologies;
•
our requirements for additional capital and liquidity to support our operations, our business growth, and repay or refinance our Convertible Notes prior to their scheduled maturity and the availability of such capital on acceptable terms, if at all;

•	our reliance upon a limited number of key customers for a significant portion of our revenue, and the corresponding risk of declines in key customers’ usage of our products and other offerings;
•	our identification of existing material weaknesses in our internal control over financial reporting and plans for remediation;
•	fluctuations in our results over time;
•	the impact of seasonality on our business;
•	our ability to manage our growth, including through acquisitions and expansion into international markets;
•	our ability to enhance our existing products and introduce new products that achieve market acceptance and keep pace with technological developments;
•	our expectations with respect to the future performance of our products, such as Intelligent Digital Evidence Management System and Veritone Data Refinery, including as drivers of future growth;
•
actions by our competitors, partners and others that may block us from using third party technologies in our aiWARE platform, offering it for free to the public or making it cost prohibitive to continue to incorporate such technologies into our platform;

•	interruptions or performance problems with our technology and infrastructure, or that of third parties with whom we work;
•
the impact of the continuing economic disruption caused by macroeconomic and geopolitical factors, including lingering economic disruption caused by international conflicts, financial instability, inflation and the responses by central banking authorities to control inflation, monetary supply shifts, high interest rates, the imposition of tariffs, trade tensions, and global trade disputes, and the threat of recession in the United States and around the world on our business and our existing and potential customers; and

•
any additional factors discussed in more detail in Part I, Item 1, Business, Part I, Item 1A, Risk Factors, and Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, of our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”).

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. You should carefully review these risks, as well as the additional risks described in other documents we file from time to time with the Securities and Exchange Commission (“SEC”). In light of the significant risks and uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by us or any other person that such results will be achieved, and readers are cautioned not to place undue reliance on such forward-looking information, which speaks only as of the date of this Proxy Statement.
Moreover, we operate in an evolving environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual future results to be materially different from those expressed or implied by any forward-looking statements.
Except as required by law, we assume no obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. We qualify all of our forward-looking statements by these cautionary statements.

VERITONE, INC.
5291 California Avenue
Suite 350
Irvine, CA 92617

May 26, 2026
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held online in a virtual meeting format only via live webcast on Tuesday, July 7, 2026 at 10:30 a.m., Pacific Time. Stockholders may attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/VERI2026.
In this Proxy Statement, we refer to Veritone, Inc. as the “Company,” “Veritone,” “we,” or “us” and to our Board of Directors as our “Board.”
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS
This Proxy Statement and our 2025 Annual Report are available on the Internet at www.proxyvote.com. These materials are also available on our corporate website at investors.veritone.com. References to our website in this Proxy Statement are provided for convenience only and the content on our website does not constitute part of this Proxy Statement.
VOTING INFORMATION
Why did I receive only a Notice of Internet Availability of Proxy Materials?
As permitted by the SEC, we are furnishing our proxy materials, including our Notice of Annual Meeting, Proxy Statement and 2025 Annual Report, to most stockholders over the Internet. On or about May 26, 2026, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to stockholders of record that did not request to receive printed copies of our proxy materials or that are otherwise receiving our materials electronically by email, while brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice of Internet Availability to the beneficial owners. The Notice of Internet Availability contains instructions on how stockholders can access and review our proxy materials via the Internet and vote their shares.
We will provide without charge to each stockholder solicited by these proxy solicitation materials a copy of our 2025 Annual Report, without exhibits upon request of such stockholder made in writing to Veritone, Inc., 5291 California Avenue, Suite 350, Irvine, CA 92617, Attention: Chief Legal Officer. We will also furnish any exhibit to such 2025 Annual Report if specifically requested in writing.
We believe the delivery options that we have chosen will allow us to provide our stockholders with the proxy materials they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing printed copies.
When and where is the Annual Meeting?
The Annual Meeting will be held on July 7, 2026 at 10:30 a.m. Pacific Time, via live webcast on the Internet. You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/VERI2026. You will be able to access the Annual Meeting using the control number found on your Notice of Internet Availability, proxy card or voting instruction form, as applicable.

Why is the Company holding the Annual Meeting virtually?
We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location.
What am I being asked to vote on at the Annual Meeting?
At the Annual Meeting, stockholders will act on the following matters:
1.
To elect two nominees named in the accompanying Proxy Statement to serve as Class III directors to serve until the Company’s 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal;

2.	To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.	To approve, on an advisory basis, the compensation of our named executive officers;
4.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 225,000,000;
5.	To approve a second amendment and restatement of the Plan;
6.	To approve the CEO Strategic Awards; and
7.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
How does the Board recommend that I vote?
The Board recommends that you vote your shares:
•	“FOR” each of the two Class III director nominees named in this Proxy Statement;
•	“FOR” the ratification of the appointment of CBIZ CPAs P.C.;
•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers;
•	“FOR” the approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock;
•	“FOR” the approval of a second amendment and restatement of the 2023 Plan; and
•	“FOR” the approval of the CEO Strategic Awards.
Who may vote?
Only holders of record of the Company’s common stock (the “Common Stock”), at the close of business on the record date, May 19, 2026 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock are entitled to cast one vote for each share held by them on each matter to be voted upon. As of the Record Date, there were 92,954,401 shares of Common Stock issued and outstanding. Our Common Stock is the only class of securities of the Company authorized to vote. Stockholders are not entitled to cumulative voting rights in the election of directors.
What must I do if I want to attend the Annual Meeting?
We will be hosting the Annual Meeting on the Internet via live webcast. You will not be able to attend the Annual Meeting physically in person. All holders of shares of our Common Stock as of the close of business on the Record Date, including stockholders of record and stockholders who hold our Common Stock through a broker, bank or other nominee (i.e., in “street name”), may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/VERI2026.
You will need the 16-digit control number included on your Notice of Internet Availability, proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you (if you received the proxy materials by email) to be able to attend the Annual Meeting. Please note that if you hold your shares in street name and the Notice is being forwarded to you by your broker, bank or other nominee, that organization is considered to be the holder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. However, since you are not the holder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee and provide your 16-digit control number.
The Annual Meeting webcast will begin at 10:30 a.m., Pacific Time. Stockholders may access the Annual Meeting beginning at 10:15 a.m., Pacific Time, through www.virtualshareholdermeeting.com/VERI2026.
How may I ask questions of management and the Board at the Annual Meeting?
Stockholders will be able to submit questions by means of the “Ask a Question” field on the virtual meeting platform beginning at 10:15 a.m. Pacific Time on the morning of the Annual Meeting and throughout the duration of the meeting by accessing the meeting through www.virtualshareholdermeeting.com/VERI2026. Following the presentation of all proposals at the Annual Meeting, we will answer stockholder-submitted questions pertinent to meeting matters as time permits. Any questions that are relevant to our business that we are unable to address during the Annual Meeting will be answered on our website at investors.veritone.com following the Annual Meeting. If we receive substantially similar questions, we will group the questions together and provide a single response to avoid repetition. We will not answer any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste.
What happens if I experience technical difficulties during the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be provided in the meeting access email that will be sent approximately one hour prior to the Annual Meeting.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. If there is no quorum, the presiding officer, or holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.
How do I vote my shares?
Voting at the Annual Meeting
All holders of shares of our Common Stock as of the close of business on the Record Date, including stockholders of record and stockholders who hold shares of our Common Stock in street name, may attend and vote their shares at the Annual Meeting. See above under “What must I do if I want to attend the Annual Meeting?”
Even if you plan to be virtually present at the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares at the Annual Meeting so that your vote will be counted if you later are unable to attend the Annual Meeting.
Submitting a Proxy or Voting Instructions
•
Submitting a Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of our Common Stock as a record holder and you are reviewing a printed copy of this Proxy Statement, you may vote by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. If you hold your shares of Common Stock as a record holder and you are viewing this Proxy Statement on the Internet, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the Notice of Internet Availability previously mailed to you. If you submit a proxy by Internet or telephone, you need not return a written proxy card by mail.

•
Submitting Voting Instructions for Shares Registered in Street Name. If you hold your shares of our Common Stock in street name, which means your shares are held of record by a broker, bank or nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to provide your voting instructions by telephone.

What is the deadline for voting my shares if I do not attend the Annual Meeting?
If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m., Eastern Time, on July 6, 2026 for your shares to be voted at the Annual Meeting. If you are a stockholder of record and received your proxy materials by mail, and you cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card, your proxy card must be received before the Annual Meeting for your shares to be voted at the Annual Meeting.
If you hold your shares in street name, please comply with the deadlines for voting provided by the broker, bank or other nominee that holds your shares.
What vote is required for adoption or approval of each matter to be voted on?

Proposal	Vote Required
Proposal 1: Election of Directors	The nominee receiving a plurality of the votes cast with respect to his or her election will be elected (that is, the two nominees receiving the largest number of “For” votes will be elected).

Proposal 2: Ratification of the Appointment of our Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast on the matter.

Proposal 3: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes cast on the matter.

Proposal 4: Approval of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock	The affirmative vote of a majority of the votes cast on the matter.

Proposal 5: Approval of a Second Amendment and Restatement of the 2023 Equity Incentive Plan	The affirmative vote of a majority of the votes cast on the matter.

Proposal 6: Approval of the CEO Strategic Awards	The affirmative vote of a majority of the votes cast on the matter.

What happens if I do not give specific voting instructions?
If you are a stockholder of record and you properly submit a signed proxy card or submit your proxy by telephone or the Internet, but do not specify how you want to vote your shares on a particular proposal, then the named proxy holders will vote your shares in accordance with the recommendations of the Board on all matters presented in this Proxy Statement. See above under the heading “How does the Board recommend that I vote?”
In accordance with applicable stock exchange rules, if you hold your shares through a brokerage account and you fail to provide voting instructions to your broker, your broker may generally vote your uninstructed shares of our Common Stock in its discretion on routine matters at a stockholder meeting. However, a broker cannot vote shares of our Common Stock held in street name on non-routine matters unless the broker receives voting instructions from the stockholder. Generally, if a broker exercises this discretion on routine matters at a stockholder meeting, a stockholder’s shares will be voted on the routine matter in the manner directed by the broker but will constitute a “broker non-vote” on all of the non-routine matters to be presented at the stockholder meeting. Proposal 1 (election of directors), Proposal 3 (approval, on an advisory basis, of the compensation of our named executive officers), Proposal 5 (approval of a second amendment and restatement of the 2023 Equity Incentive Plan) and Proposal 6 (approval of the CEO Strategic

Awards) are considered non-routine matters. Proposal 2 (ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm) and Proposal 4 (approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock) are considered routine matters.
Consequently, if you hold your shares in street name through a brokerage account and do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal 2 and 4, but will not be permitted to vote your shares on Proposals 1, 3, 5 or 6 or on any other business as may properly come before the Annual Meeting. If your broker exercises this discretion on Proposal 2 or 4, your shares will be counted as present for determining the presence of a quorum at the Annual Meeting and will be voted on Proposal 2 or 4 in the manner directed by your broker, but your shares will constitute broker non-votes on Proposals 1, 3, 5 and 6 at the Annual Meeting.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares of our Common Stock held in street name does not give voting instructions to his or her broker, bank or other nominee as to how to vote on matters deemed to be “non-routine” under applicable stock exchange rules, the broker, bank or other nominee cannot vote the shares. These un-voted shares are counted as “broker non-votes.” As noted above, Proposals 1, 3, 5 and 6 are considered to be “non-routine,” and we therefore expect broker non-votes to exist in connection with those proposals.
As a reminder, if you are a beneficial owner of shares held in street name, to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from your broker, bank or other nominee.
What are my choices for casting my vote on each matter to be voted on?
Your choices for casting your vote on each proposal to be voted on at the Annual Meeting are as follows:

Proposal Number	Proposal Description	Voting Options	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	“For All,” “Withhold All,” or “For All Except” with respect to each of the two director nominees	Not applicable	No effect
2	Ratification of the Appointment of our Independent Registered Public Accounting Firm	“For,” “Against,” or “Abstain”	No effect	Not applicable
3	Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers	“For,” “Against,” or “Abstain”	No effect	No effect
4	Approval of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock	“For,” “Against,” or “Abstain”	No effect	Not applicable
5	Approval of a Second Amendment and Restatement of the 2023 Equity Incentive Plan	“For,” “Against,” or “Abstain”	No effect	No effect
6	Approval of the CEO Strategic Awards	“For,” “Against,” or “Abstain”	No effect	No effect

How will voting on any other business be conducted?
Although the Board does not know of any business to be considered at the Annual Meeting other than the items described in this Proxy Statement, if any other business properly comes before the Annual Meeting, a stockholder’s properly submitted proxy gives authority to the proxy holders to vote on those matters in their discretion.

How can I change or revoke my proxy?
If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before the final vote at the Annual Meeting by one of the following methods:
•	delivering a later dated proxy card or by submitting another proxy by telephone or the Internet (your latest telephone or Internet voting instructions will be followed);
•	delivering to the Secretary of Veritone at our principal executive offices a written notice of revocation prior to the voting of the proxy at the Annual Meeting; or
•	by attending the Annual Meeting and voting online. Virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.
Written notices of revocation should be addressed to:
Veritone, Inc.
Attn: Secretary
5291 California Avenue
Suite 350
Irvine, CA 92617
Any change to your proxy that is provided by telephone or the Internet must be submitted before the deadlines set forth above under “What is the deadline for voting my shares if I do not attend the Annual Meeting?” If your shares are held in street name, you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions.
Who will bear the cost of this proxy solicitation?
We will bear the cost of solicitation of proxies. This includes the charges and expenses of preparing, assembling, and mailing the Notice of Internet Availability, Proxy Statement, and other soliciting materials and the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our issued and outstanding Common Stock. We have retained Alliance Advisors, a third-party solicitation firm, to assist in the distribution of proxy materials and solicitation of proxies on our behalf for an estimated fee of $21,000, plus reimbursement of certain out-of-pocket expenses. Proxies will be solicited by mail, and may be solicited personally by directors, officers, or our employees, who will not receive any additional compensation for any such services. If you have any questions or need assistance with voting, please contact Alliance Advisors:
Alliance Advisors
200 Broadacres Drive
Bloomfield, NJ 07003
844-202-6586
Where can I find the voting results of the Annual Meeting?
Our intention is to announce the preliminary voting results at the Annual Meeting and to publish the final vote results within four business days after the Annual Meeting on a Form 8-K to be filed with the SEC.
What do I do if I receive more than one proxy or set of voting instructions?
If you received more than one Notice of Internet Availability or more than one proxy card or voting instruction form (if you receive your proxy materials by mail), your shares are likely registered in different names or with different addresses or are in more than one account. Please follow the voting instructions shown on each Notice of Internet Availability, proxy card or voting instruction form that you received to ensure that all of your shares are voted.
If I share an address with another stockholder and received only one copy of the proxy materials, how do I obtain an additional copy?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, two or more stockholders of record sharing the same address who did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of our proxy materials unless we receive contrary instructions from one or more of such stockholders. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of proxy materials was delivered. If you are a stockholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the Annual Meeting or for our future meetings, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request to the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, or at 1-866-540-7095. If you are a beneficial stockholder holding your shares in street name, please contact your bank, broker or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

PROPOSAL ONE
ELECTION OF DIRECTORS

BOARD OF DIRECTORS
Our Board of Directors is currently fixed at six directors. Our Fourth Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and Amended and Restated Bylaws (“Bylaws”) provide for a staggered, or classified, Board consisting of three classes of directors, each serving a staggered three-year term and with one class being elected at each year’s annual meeting of stockholders as follows:
•	the Class III directors are Mr. Francisco Morales and Mr. Ryan Steelberg, and their terms will expire at the Annual Meeting.
•	the Class I directors are Mr. Richard H. Taketa and Mr. Michael Keithley, and their terms will expire at the annual meeting of stockholders to be held in 2027.
•	the Class II directors are Mr. Knute P. Kurtz and Mr. Michael Zilis, and their terms will expire at the annual meeting of stockholders to be held in 2028.
Upon the expiration of the term of a class of directors, directors for that class may be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Each director’s term is subject to the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Subject to any rights applicable to any then outstanding preferred stock, any vacancies on our Board may be filled only by the affirmative vote of a majority of the directors then in office.
The Corporate Governance and Nominating Committee of the Board is responsible for reviewing and recommending to the Board from time to time the criteria for Board membership including independence, character, judgment, diversity, age, expertise and corporate experience, as well as identifying, evaluating and recommending prospective director nominees for election to the Board. The Corporate Governance and Nominating Committee will review and consider any candidates recommended by stockholders in accordance with our Bylaws. In considering candidates for nomination or appointment to the Board, the Board considers such factors as whether the director candidate has relevant expertise upon which to be able to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, has demonstrated excellence in his or her field, has the ability to exercise sound business judgment and has the commitment to rigorously represent the long-term interests of the Company’s stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting its assessment, the Board considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company to maintain a balance of knowledge, experiences, background and capability. Although we do not have a formal diversity policy, we believe it is important to have a diversity of skills, experience, backgrounds and perspectives for the optimal functionality of the Board. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.
All of our directors bring to the Board a wealth of executive leadership experience. In addition, of our current six Board members, two members identify as part of an under-represented community. Below we identify and describe the key experience, qualifications, and skills our directors bring to the Board that are important in light of our businesses and structure. The directors’ experiences, qualifications, and skills that the Board considers in their nominations are included in their individual biographies.

Director Nominees
Based upon the recommendation of our Corporate Governance and Nominating Committee, our Board has nominated the individuals set forth below to stand for re-election to serve as Class III directors until our annual meeting of stockholders in 2029 and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. Mr. Morales was identified as a potential director by our Chief Executive Officer. Each nominee is currently serving on our Board. The following sets forth certain information about our director-nominees as of May 15, 2026:

Name	Principal Occupation	Age	Director Since
Mr. Ryan Steelberg	President and Chief Executive Officer and Chairman of the Board, Veritone, Inc.	52	2014
Mr. Francisco Morales	Co-Founder, 5.11 Tactical and Chief Executive Officer, Linksoul	52	2025

Ryan Steelberg is a co-founder of our company and has served as our Chief Executive Officer since January 2023. Mr. Steelberg has also served as a director since our inception in June 2014, and he was appointed as Chairman of our Board in January 2024. From March 2017 to December 2022, Mr. Steelberg served as our President. From October 2007 to June 2014, he served as the President and Chief Executive Officer of Brand Affinity Technologies, Inc. and as a member of the Board of Directors. Prior to that, Mr. Steelberg served as the Head of the Radio Division of Google Inc. from February 2006 to February 2007. From September 2004 to February 2006, he was the co-founder and President of dMarc Broadcasting, an advertising company that was acquired by Google Inc. in 2006. In 1995, he co-founded AdForce, an Internet ad-serving and management solutions provider, and in 1998, he co-founded 2CAN Media, an internet advertising sales organization. AdForce and 2CAN Media were each sold in 1999. Mr. Steelberg attended the University of California, Los Angeles from 1992 to 1994. We believe that Mr. Steelberg is qualified to serve on our Board because of his extensive experience in the business development, technology, marketing and management of enterprises in the artificial intelligence, media and digital technology industries. In addition, Mr. Steelberg’s intimate knowledge of our operations, products and technology solutions provides our Board with an in-depth understanding of our company.
Francisco Morales has served as our director since March 2025. Mr. Morales is a Co-Founder of 5.11 Tactical, and he currently serves on their board of directors. He served as Chief Executive Officer of 5.11 Tactical from September 2018 to January 2024 and as Executive Chairman through 2025. Mr. Morales is also the Chief Executive Officer of Linksoul and serves on the boards of two nonprofit foundations supporting law enforcement. Mr. Morales holds a B.S. from Philadelphia University and an M.B.A. from the Thunderbird School of Global Management. We believe that Mr. Morales is qualified to serve on our Board because of his experience with public safety customers and his operational and marketing expertise.
Unless otherwise instructed, each proxy received by us will be voted in favor of the election of the nominees named above as directors. The nominees have consented to being named in this Proxy Statement and to serve as directors if elected. If any nominee should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, in their discretion, for any such other person as may be designated as a nominee by our Board.
Continuing Directors
The individuals set forth below will continue to serve as directors on our Board. The following sets forth certain information about each director as of May 15, 2026:

Name	Principal Occupation	Age	Class	Term Expires	Director Since
Michael Keithley	Former Chief Information Officer, United Talent Agency	63	I	2027	2024
Richard H. Taketa	President, Taketa Capital Corporation	54	I	2027	2019
Knute P. Kurtz	Independent Investor	70	II	2028	2017
Michael Zilis	Chief Financial Officer, Ingram Micro	56	II	2028	2023

Michael Keithley has served as our director since June 2024. From March 2017 until April 2024, Mr. Keithley served as the Chief Information Officer at United Talent Agency. In this capacity, he was responsible for all aspects of United Talent Agency’s technology platform and advised clients and companies on emerging digital business models, distribution platforms and other technology-related issues. In addition to managing United Talent Agency’s Information

Technology department, Mr. Keithley provided United Talent Agency’s clients with corporate consulting, marketing, venture funding and strategic advisory services to companies ranging from start-ups to Fortune 500 companies. Prior to his role at United Talent Agency, Mr. Keithley was the Chief Information Officer and Chief Technology Officer at Creative Artists Agency from 1991 to 2016, where he made significant contributions to the agency’s technological advancement and digital strategy. Mr. Keithley currently serves on the board of directors of Bfilter Inc., and on numerous startup and venture capital advisory boards. Michael holds a B.S. in Business Information Systems from Arizona State University. We believe that Mr. Keithley is qualified to serve on our Board based on his blend of strategic vision, technological expertise, and leadership experience, all of which make him an invaluable asset to our Board.
Richard H. Taketa has served as our director since May 2019. Since September 2018, Mr. Taketa has been President of Taketa Capital Corporation, a private equity investment and consulting company. Previously, he served as President and Chief Executive Officer of York Risk Services, Inc. (“York”), a leading provider of technology-enabled, integrated insurance services to the property and casualty insurance industry, from January 2014 to September 2018, and served as Chairman of York’s board of directors from October 2014 to July 2017. Prior to becoming York’s Chief Executive Officer, Mr. Taketa served in a variety of capacities including as the President of Commercial Business, Chief Operating Officer and Chief Strategy Officer. Mr. Taketa joined York in 2006 upon its acquisition of Southern California Risk Management Associates, a regional provider of third-party administration services to insurance companies, where he had served as Chief Executive Officer since 2004. Prior to that, he was a co-founder and managing director of Eventide Capital, a small private equity firm, after working as a corporate securities lawyer with DLA, a global law firm and in various public policy roles with non-governmental organizations in Washington, D.C. Mr. Taketa has served on the board of directors of Palomar Holdings, Inc., a publicly traded provider of property catastrophe insurance, since 2019, and has served on the board of Farmers and Merchants Bank of Long Beach since May 2024. He has also served on the boards of directors of several privately held companies and charitable organizations. He was named an Ernst & Young’s Entrepreneur of the Year in 2017 for the State of New Jersey. He has been a recurring guest lecturer at the Stanford Graduate School of Business and is a member of the California Bar Association, inactive status. Mr. Taketa holds a Bachelor of Arts degree from Colgate University and a law degree from Stanford Law School. We believe that Mr. Taketa is qualified to serve on our Board based on his extensive experience in financing, developing and managing high-growth, technology-enabled companies, as well as his experience in the insurance and healthcare industries, corporate law and governance, mergers and acquisitions, public policy, and operating in regulated markets.
Knute P. Kurtz has served as our director since June 2017. Until his retirement in June 2016, Mr. Kurtz was the Managing Partner of the Orange County office of PricewaterhouseCoopers LLP (“PwC”). During his ten years in that role, Mr. Kurtz was responsible for leading all important market facing activities on behalf of PwC and overseeing the delivery of assurance, financial/tax and advisory services to public and private clients in the market. He was a member of PwC’s senior leadership for the Southern California, Phoenix and Las Vegas cluster of offices and also served as the Market Leader for PwC’s Private Company Services practice in that region. Prior to his role in the Southern California market, Mr. Kurtz served in various other leadership positions with PwC over a career that spanned 38 years and six offices throughout the United States. His professional experience includes serving as the lead advisor and audit partner to public and private clients in a number of different industry sectors and companies as diverse as Fortune 500 companies to high tech start-up entities. In addition to financial/audit services, he has extensive experience in capital market transactions including initial public offerings, mergers and acquisitions and debt offerings. His client work has also included advising audit committees and senior management on matters pertaining to corporate governance, risk assessments, internal controls and strategic initiatives. Mr. Kurtz holds a Bachelor of Science from Nicholls State University. We believe that Mr. Kurtz is qualified to serve on our Board based on his extensive experience and knowledge in accounting and auditing matters involving publicly traded technology companies, which provide our Board with valuable insight in their oversight of our company in these areas.
Michael Zilis has served as our director since December 2023. Mr. Zilis has served as Executive Vice President and Chief Financial Officer of Ingram Micro Holding Corporation (“Ingram Micro”) since January 2020. He joined Ingram Micro in 2006 as Senior Vice President and Corporate Controller, heading the company’s financial planning and analysis, external and internal financial reporting, long-term strategic planning, financial due diligence and merger and acquisition work. In addition, between 2012 and 2020, Mr. Zilis held a variety of roles at Ingram Micro, including EVP and President of Asia Pacific, most recently from 2017 to 2020, and prior to that, Emerging Markets and Latin American regional operations. Prior to Ingram Micro, Mr. Zilis was Vice President and Corporate Controller for Avnet, Inc., where he was instrumental in leading the company’s cost-saving initiatives and efforts to streamline and add efficiency to ongoing processes. Mr. Zilis began his career with 10 years in the commercial audit practice of Arthur Andersen LLP.

He is a licensed Certified Public Accountant (inactive) and received his Bachelor of Science degree in Finance and Accounting from Boston College. We believe that Mr. Zilis is qualified to serve on our Board based on his financial expertise and service as the chief financial officer of a large publicly-traded multinational technology company.
Vote Required for Election of Directors
Directors are elected if they received a plurality of the votes cast on the election of directors at the Annual Meeting. Accordingly, the two nominees receiving the largest number of “For” votes will be elected. Broker non-votes and withhold votes will have no effect on the election of directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE TWO DIRECTOR NOMINEES.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of the Company’s business and to seek to serve the long-term interests of stockholders. The Company’s corporate governance practices are memorialized in our Corporate Governance Guidelines which direct our Board’s actions with respect to, among other things, our Board composition and director qualifications, composition of the Board’s standing committees, stockholder communications with the Board, succession planning and the Board’s annual performance evaluation.
A current copy of our Corporate Governance Guidelines is available on our website at investors.veritone.com.
Annual Board Evaluations
Pursuant to our Corporate Governance Guidelines and the charter of the Corporate Governance and Nominating Committee, the Corporate Governance and Nominating Committee oversees an annual evaluation of the performance of the Board and each of its committees to assess the overall effectiveness of the Board and its committees. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. The effectiveness of individual directors is considered each year when the directors stand for re-nomination.
Director Independence
Our Board affirmatively determined that a majority of the members of our Board qualify as “independent,” as required under applicable Nasdaq rules. Our Board affirmatively determined that each of Messrs. Keithley, Kurtz, Morales, Taketa, and Zilis qualify as an “independent director” under the applicable rules of Nasdaq and the SEC. In making these determinations, the Board found that none of these directors had a material or other disqualifying relationship with the Company. Our Board determined that Mr. Ryan Steelberg does not qualify as an “independent director” and previously determined that our former director, Mr. Chad Steelberg, did not qualify as an “independent director” during the period of fiscal year 2025 that he served on our Board. Chad Steelberg resigned from our Board, effective March 12, 2025.
In making its independence determinations, our Board considered the relationships that each of these non-employee directors and director nominees has with the Company, and all other facts and circumstances our Board deemed relevant in determining their independence. As required under applicable Nasdaq rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.
All members of our Audit, Compensation, and Corporate Governance and Nominating Committees are independent directors. In addition, each of the members of the Audit Committee and Compensation Committee meet the additional independence criteria required for membership on those committees under applicable Nasdaq listing standards. Our Board also has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” under SEC rules.
Board Leadership and Structure
Our Corporate Governance Guidelines provide that the Board will exercise its discretion in combining or separating the offices of the Chairman of the Board and the Chief Executive Officer, based on the Board’s judgment of the best interests of the Company and its stockholders from time to time. Mr. Ryan Steelberg currently serves as our Chief Executive Officer and Chairman of the Board. Our Board believes that it is in the best interests of the Company and our stockholders for Mr. Steelberg to serve as both Chief Executive Officer and Chairman of the Board, given his knowledge of and experience with the Company, his familiarity with our industry and his strategic vision. We do not currently have a lead independent director.
Board Role in Risk Oversight
The Board believes that effective risk management involves our entire corporate governance framework. Both management and the Board have key responsibilities in managing risk throughout the Company. Management continually monitors the material risks we face, including financial risk, strategic risk, cybersecurity risk, enterprise and operational risk and legal and compliance risk. The Board, both as a whole and at the committee level, has an active role in, and is responsible for, exercising oversight of management’s identification and management of, and planning for, those risks as shown below. In fulfilling this oversight role, our Board focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. Our Board performs these functions in a number of ways, including the following:
•
at its regularly scheduled meetings, the Board receives management updates on our business operations, financial results, committee activities, and strategy and discusses risks related to the business;

•
the Audit Committee assists the Board in its oversight of risk management by discussing with management our policies regarding financial risk management, including major risk exposures, and the steps management has taken to monitor and mitigate such exposures;

•	the Compensation Committee assists the Board by evaluating potential risks related to our compensation programs; and
•
through management updates and committee reports, the Board monitors our risk management activities, including the enterprise risk management process and cybersecurity risks, risks relating to our compensation programs, risks related to environmental, social and governance practices, and financial, legal and operational risks.

Board Responsibilities
•	Overall oversight concerning the assessment and management of risk related to our business
•	Decision-making for fundamental financial and business strategies and major corporate activities, including material acquisitions and financings
•	Oversight of management and Board committees
•	Oversight of information technology and cybersecurity risk policies
•	Receives regular reports from Board committees on specific risk oversight responsibilities
•
Receives regular reports from management regarding business operations and strategic planning, financing planning, cybersecurity risks, as well as the processes we have implemented to address them, and budgeting and regulatory matters

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
•
Oversight of accounting and financial reporting processes and audits of financial statements

•
Oversight of financial risk management policies and controls

•
Oversight of quality and integrity of the accounting, auditing, internal control and financial reporting practices

•
Responsible for the appointment, compensation, retention and oversight of independent registered public accounting firm

•
Oversight of the internal audit function
• Oversight of compensation plans, policies and programs and overall philosophy including confirming that incentive pay arrangements do not encourage unnecessary risk taking
•
Identifies, evaluates and provides recommendations regarding Board and Committee composition

•
Oversight of evaluation of the Board and Committees

•
Advises Board on corporate governance matters and Board performance matters

•
Oversight of our governance frameworks and risk management for the ethical, transparent and responsible use of AI and other emerging technologies

•
Oversight of our data privacy and cybersecurity governance

Management Responsibilities
•	Identify material risks faced by the Company
•	Implement appropriate risk management strategies
•	Integrate risk management into our decision-making process
•	Ensure that information with respect to material risks is transmitted to the Board or the appropriate Board committee
Risk Areas

•	Strategic	•	Financial reporting and internal control
•	Reputational	•	Information systems, data privacy and cybersecurity
•	Financial	•	Human capital management
•	Operational	•	ESG/sustainability
•	Legal, regulatory and compliance

Environmental, Social & Governance
As an AI technology and solutions provider, we recognize the importance of considering environmental, social and governance (“ESG”) factors in our business and operations. Below is a summary of our current ESG priorities.
Environmental Highlights
We work to understand and reduce our environmental impact through the following initiatives:
•	Maintaining a “remote first” organization, reducing our carbon footprint by limiting employee commuting.
•
For office locations we maintain in Irvine, CA; London, England; Paris, France; Sydney, Australia; Uttar Pradesh, India; and Herzliya, Israel, selecting sites with high energy efficiency ratings where possible.

•	Hosting our production environments at AWS (Amazon), Azure (Microsoft) and Oracle Cloud Infrastructure (Oracle), which provide environmental protections at scale.
•	Implementing policies to reduce non-essential employee travel.
•	Promoting responsible recycling of e-waste and paper.
Human Capital/Social Highlights
We focus on retention, growth and development of our employees through competitive compensation and benefits, advancement opportunities, and training programs:
•	We provide a comprehensive benefits package for our employees, including medical benefits and wellness programs.
•	We offer competitive compensation for our employees around the world, and eligible U.S. and non-U.S. employees may participate in our long-term stock-based incentive plan.
•	We maintain a Code of Business Conduct and Ethics which outlines business and ethical expectations for our employees.
•	We support and fund training and education programs for employees, including required training on anti-harassment, cybersecurity and workplace safety.

Corporate Governance Highlights
We maintain governance practices that we believe establish meaningful accountability for our Company and our Board, including:
•	All of our directors are independent, except Ryan Steelberg, our President, Chief Executive Officer and Chairman of our Board.
•	All of our standing Board committees are comprised entirely of independent directors.
•	We conduct annual Board and committee evaluations.
•	All of our Audit Committee members are financial experts.
•
Our Board and committees remain focused on their critical risk oversight role, in particular, by monitoring threats and taking preventative actions to ensure business continuity, protection of intellectual property and the safeguarding of business and customer data.

•	Our Board actively oversees the Company’s governance practices.
•	We maintain stock ownership guidelines for our directors and executive officers.
•	We prohibit short sales and transactions in derivatives of our stock and prohibit hedging of our stock by our directors, executive officers and other employees without pre-clearance.
•
We prohibit the pledging of Company stock by directors, executive officers and other employees, unless the person wishes to pledge our securities as collateral for a loan (not including margin debt) and can clearly demonstrate the financial capacity to repay the loan without resort to the pledged securities.

Meetings and Attendance
During fiscal year 2025, our Board held 6 meetings, the Audit Committee held 9 meetings, the Compensation Committee held 4 meetings and the Corporate Governance and Nominating Committee held 3 meetings. Each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which he served during fiscal year 2025. In addition, the independent directors meet regularly in executive session without the presence of management.
It is the Board’s policy to encourage directors to attend the annual meeting of stockholders, including the Annual Meeting. All of our then-serving directors attended our 2025 annual meeting of stockholders.
Executive Sessions
As required under applicable Nasdaq listing rules, in the last fiscal year, the Company’s independent directors met in regularly scheduled executive sessions of the Board and its committees at which only independent directors were present. Our independent directors have robust and candid discussions at these executive sessions during which they can critically evaluate the performance of our Company, Chief Executive Officer and management. These private sessions are generally held in conjunction with the regular quarterly Board meetings. Other private meetings are held as often as deemed necessary by the independent directors.
In addition, executive sessions of the Audit Committee are typically scheduled following regular meetings of the Audit Committee (with our independent auditors, with the head of our internal audit department, with outside counsel and/or with executive management, if deemed necessary). Executive sessions of the Compensation Committee and the Corporate Governance and Nominating Committee are held when deemed necessary by the members of such committees.
Committees of Our Board
Our Board has a standing Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. Each committee operates under a written charter adopted and reviewed annually by our Board, which satisfy the applicable standards of the SEC and Nasdaq. Copies of the charters of all standing committees are available on our website at investors.veritone.com under “Governance.” Our Board may establish other committees from time to time as deemed appropriate by our Board based on the needs of our Board and the Company.

The composition of each of our three standing committees as of the date of this proxy statement is set forth below. Mr. Ryan Steelberg, our President, Chief Executive Officer and Chairman of our Board, does not serve on any committees of the Board.

Name	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Knute P. Kurtz	Chairperson		X
Michael Keithley		X	Chairperson
Francisco Morales			X
Richard H. Taketa	X	Chairperson
Michael Zilis	X	X

Audit Committee
Our Audit Committee consists of Messrs. Kurtz, Taketa and Zilis, and Mr. Kurtz serves as the Chairman. Our Board has affirmatively determined that each of Messrs. Kurtz, Taketa and Zilis meets the definition of an “independent director” for purposes of serving on an audit committee under Rule 10A-3 of the Exchange Act and Nasdaq rules. In addition, our Board has determined that each of Messrs. Kurtz, Taketa and Zilis qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.
Our Audit Committee has the responsibility to, among other things:
•	review and evaluate our annual and quarterly financial statements and reports, and discuss these statements and reports with our independent registered public accounting firm and management;
•	assess the independence and qualifications of, appoint and, where appropriate, replace our independent registered public accounting firm;
•	evaluate the performance of our independent registered public accounting firm;
•
review the proposed scope and results of the audit, and serve as the primary point of contact with our independent registered public accounting firm through the audit process with respect to key audit matters;

•	review and pre-approve audit and non-audit fees and services;
•
review accounting and financial controls with our independent registered public accounting firm and our financial and accounting staff, and oversee the process of addressing any issues that arise with respect to the scope, adequacy and effectiveness of these controls;

•	review and approve transactions between us and our directors, officers and affiliates;
•	recognize and prevent prohibited non-audit services;
•	establish procedures for complaints received by us regarding accounting matters;
•	oversee internal audit functions; and
•	review and evaluate our primary risk exposures.
Compensation Committee
Our Compensation Committee consists of Messrs. Keithley, Taketa and Zilis, and Mr. Taketa serves as the Chairman. Our Board has determined that each member serving on the Compensation Committee is “independent” as that term is defined in the applicable Nasdaq rules.
Our Compensation Committee has the responsibility to, among other things:
•	review and determine the compensation arrangements for our executive officers;
•	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;
•	administer our equity incentive plans and other incentive compensation plans;
•	evaluate the performance of our Chief Executive Officer and participate in the evaluation of other executive management;

•	evaluate and make recommendations to our Board regarding the compensation of our Board and its committees;
•	evaluate whether the Company’s compensation plans, programs or practices would encourage unnecessary or excessive risk-taking; and
•	review the independence of any compensation advisers engaged by our Compensation Committee.
From time to time, the Compensation Committee has retained a compensation consultant as it deems necessary to provide advice as to market levels of compensation, compensation program design and compensation trends. In 2025, our Compensation Committee engaged the services of Compensia, Inc. (“Compensia”), a compensation consulting firm, to advise the Compensation Committee regarding, among other things, the amount and types of compensation that we provide to our executives and directors, our compensation philosophy and how our compensation practices compare to the compensation practices of other similar and peer companies. Compensia does not provide any services to us other than the services provided to the Compensation Committee. The Compensation Committee has assessed the independence of Compensia pursuant to SEC rules and Nasdaq listing standards and concluded that no conflict of interest exists that would prevent Compensia from independently representing the Compensation Committee.
Corporate Governance and Nominating Committee
Our Corporate Governance and Nominating Committee consists of Messrs. Keithley, Kurtz and Morales, and Mr. Keithley serves as the Chairman. Our Board has determined that each member serving on the Corporate Governance and Nominating Committee is “independent” as that term is defined in the applicable Nasdaq rules.
Our Corporate Governance and Nominating Committee has the responsibility to, among other things:
•	identify, evaluate and make recommendations to our Board regarding prospective director nominees;
•	oversee the evaluation of our Board and its committees;
•	review developments in corporate governance practices;
•	evaluate the adequacy of our corporate governance practices and reporting;
•	develop, periodically review and make recommendations to our Board regarding corporate governance guidelines and matters;
•	oversee our governance frameworks and risk management for the ethical, transparent and responsible use of AI and other emerging technologies; and
•	oversee our data privacy and cybersecurity governance.
Identifying and Evaluating Director Candidates
Our Corporate Governance and Nominating Committee evaluates and recommends director candidates for nomination by the full Board. Any stockholder may recommend candidates for evaluation by the Corporate Governance and Nominating Committee by submitting a written recommendation to our Secretary in accordance with the requirements described under the heading “Stockholder Proposals and Director Nominations for our 2027 Annual Meeting” at the end of this Proxy Statement below.
There are no specific minimum qualifications that the Corporate Governance and Nominating Committee requires to be met by a director nominee recommended for a position on our Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the laws, rules and regulations applicable to us. Except as required by applicable law, our Board does not have a formal policy regarding racial/ethnic, gender or other diversity characteristics of director candidates, but considers diversity of background and perspective, including with respect to age, gender, race, place of residence and specialized experience, as important factors in evaluating such candidates.
The Corporate Governance and Nominating Committee will evaluate any director candidates recommended by stockholders in the same manner as it would evaluate any other candidates identified by or recommended to it.

Communications with Our Board
Any stockholder may communicate with our Board, any Board committee or any individual director. All communications should be made in writing, addressed to our Board, our Board committee or the individual director, as the case may be, in care of our Secretary, mailed or delivered to our principal executive offices at 5291 California Avenue, Suite 350, Irvine, CA 92617.
Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should be addressed to the Board, any such individual director, the independent directors as a group, Board committee or Chairperson of any Board committee by either name or title. Each communication will be reviewed by the Company’s Secretary to determine whether it is appropriate for presentation to the directors. Junk mail, job inquiries, business solicitations, or hostile communications will not be presented. In addition, if requested by stockholders, when appropriate, the Chairman of the Board will also be available for consultation and direct communication with stockholders.
Corporate Responsibility
Code of Ethics
We have adopted a written Code of Business Conduct and Ethics (the “Code of Conduct”) which is applicable to our directors, officers and employees, including our principal executive officer, principal financial and accounting officer, or persons performing similar functions. A copy of the Code of Conduct is available on our website at investors.veritone.com. To the extent required by rules adopted by the SEC and Nasdaq, we intend to promptly disclose on our website or in a Current Report on Form 8-K future amendments to certain provisions of the Code of Conduct, or waivers to such provisions granted to any executive officer or director.
Insider Trading Policy
We have adopted an insider trading policy (our “Insider Trading Policy”) and procedures that govern the purchase, sale and other dispositions of our securities by our directors, officers and employees. We believe our Insider Trading Policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. In addition, it is our practice to comply with the applicable laws and regulations relating to insider trading. A copy of our insider trading policy is filed as Exhibit 19.1 to our 2025 Annual Report, which was filed with the SEC on April 15, 2026.
Hedging Policy
Pursuant to our Insider Trading Policy, which applies to all directors, officers and other employees of the Company, certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, are strongly discouraged. Our Insider Trading Policy requires that any hedging or similar arrangement proposed by any director, officer or other employee must be reviewed and approved in advance by our Compliance Officer. Any request for pre-approval of a hedging or similar arrangement must be submitted to the Compliance Officer at least two weeks prior to the proposed execution of documents evidencing the proposed transaction and must set forth a justification for the proposed transaction. All determinations by the Compliance Officer under our Insider Trading Policy are final and not subject to further review.
Procedures for Submitting Complaints Regarding Accounting and Auditing Matters
We are committed to compliance with all applicable securities laws and regulations, accounting standards and accounting controls. The Audit Committee has established written procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns or complaints regarding such matters. The Audit Committee oversees the handling of such concerns or complaints. Any person may report concerns or complaints regarding accounting, internal accounting controls or auditing matters by sending a communication in writing addressed to the Chairman of the Audit Committee, mailed or delivered to our principal executive offices at 5291 California Avenue, Suite 350, Irvine, CA 92617. Additional information regarding the procedures for non-employees to submit such concerns or complaints is available in the Investors section of our website at investors.veritone.com under the heading “Governance.”

EXECUTIVE OFFICERS OF THE COMPANY
The table below sets forth certain information regarding our executive officers as of May 15, 2026:

Name	Age	Title
Ryan Steelberg(1)	52	President and Chief Executive Officer; Chairman of the Board
Michael L. Zemetra	55	Executive Vice President, Chief Financial Officer and Treasurer

(1)	The biography of Ryan Steelberg is presented under the heading “Board of Directors—Director Nominees.” Mr. Zemetra’s biography is set forth below.
We did not have any other “executive officers” (as defined in Rule 3b-7 under the Exchange Act) during fiscal year 2025.
Michael L. Zemetra has served as our Executive Vice President, Chief Financial Officer and Treasurer since October 2020. From April 2018 to October 2020, Mr. Zemetra served as Executive Vice President and Chief Financial Officer of LiveXLive Media, LLC, a global digital media company. From April 2017 to March 2018, Mr. Zemetra served as Vice President of Finance and Divisional Chief Financial Officer of the Cloud Services Division of J2 Global, Inc., a provider of cloud-based software and digital media services. From June 2013 to August 2016, Mr. Zemetra served as Chief Financial Officer and Chief Accounting Officer of Global Eagle Entertainment, an in-flight entertainment services company. From May 2008 to June 2013, Mr. Zemetra served as Senior Vice President and Chief Accounting Officer of Demand Media, Inc. (now Leaf Group), a digital content and media company. Prior to that, from May 2000 to February 2008, Mr. Zemetra held senior financial positions with a number of publicly traded SaaS, technology and digital media companies. Mr. Zemetra began his career in the Technology and Entertainment groups of PricewaterhouseCoopers LLP. Mr. Zemetra holds a Masters Degree in Accounting from the University of Southern California and a Bachelor of Arts in Business-Economics from the University of California, Riverside, and earned his CPA from the State of California.
Family Relationships
There are no family relationships between any director, executive officer or person nominated or chosen to become a director or executive officer, except that Chad Steelberg and Ryan Steelberg are brothers.
Legal Proceedings
On December 15, 2014, Brand Affinity Technologies, Inc. filed a petition for relief under the Bankruptcy Code commencing the matter of In re Brand Affinity Technologies, Inc., United States Bankruptcy Court for the Central District of California, Santa Ana Division, Case No. 8:14-bk-17244 SC. Chad Steelberg and Ryan Steelberg previously served as officers, directors and beneficial owners of Brand Affinity Technologies, Inc. The Bankruptcy Court entered an order closing this bankruptcy case on December 5, 2016.

EXECUTIVE COMPENSATION
The following is a summary of the compensation policies, plans and arrangements for all individuals who served at any time as an executive officer of the Company during 2025. This summary should be read in conjunction with the Summary Compensation Table and related disclosures set forth below. We are eligible to, and have chosen to, comply with the executive compensation disclosure rules applicable to a “smaller reporting company,” as defined in applicable SEC rules.
Overview
Our executive compensation plans and arrangements are overseen and administered by our Compensation Committee, which is comprised entirely of independent directors as determined in accordance with applicable Nasdaq rules. Our Compensation Committee has established compensation plans and arrangements that are intended to fulfill three primary objectives: first, to attract and retain the high caliber executives required for the success of our business; second, to reward these executives for strong financial and operating performance; and third, to align their interests with those of our stockholders to incentivize them to create long-term stockholder value.
The key components of executive compensation are base salaries, cash incentives and equity awards.
Our executive compensation program is designed to pay for performance. Our Compensation Committee believes it is important to structure a significant portion of our named executive officers’ compensation so that it is aligned with the Company’s corporate strategies and business objectives, and it incentivizes our named executive officers to create long-term value for our stockholders without encouraging unnecessary or excessive risk taking. In line with this compensation philosophy, generally, a substantial majority of each named executive officer’s annual compensation opportunity is not fixed but consists of performance-based compensation (annual bonus opportunity and equity awards with performance-based vesting requirements) and/or compensation tied to long-term vesting requirements with a value dependent on our stock price (all equity awards).
Our Compensation Committee reviews and evaluates executive compensation on an annual basis.
Compensation Components
Base Salaries
Pursuant to Mr. Steelberg’s 2023 employment agreement, his annual base salary was set initially at $525,000. Mr. Steelberg voluntarily reduced his salary to $1 in May 2023, and such reduction remained in effect until February 2025. On February 10, 2025, the Compensation Committee of our Board approved an increase in the annual base salary of Mr. Steelberg to $665,000, which the Compensation Committee believed returned his base salary to an amount more reflective of market levels. The base salary increase became effective as of January 1, 2025.
Pursuant to Mr. Zemetra’s 2023 employment agreement, his annual base salary was set initially at $400,000. Effective January 1, 2025, Mr. Zemetra’s annual base salary was increased to $428,000.
Cash Incentives
The Compensation Committee has established a cash incentive program for our executive officers to link a significant portion of each executive’s total compensation to the achievement of two pre-established annual financial performance goals and one non-financial performance goal based upon the achievement of certain strategic business objectives. For 2025, the Compensation Committee established target and maximum levels for each financial measure, with the target level corresponding to the level for such measure reflected in our annual operating plan and the maximum level reflecting significant overachievement of the target level. Payouts are prorated on a straight-line basis in the event of achievement between the target and maximum levels for the applicable financial measure.
2025 Annual Bonus. For 2025, the target and maximum incentive amounts for Mr. Steelberg were set at 100% and 200%, respectively, of his annual base salary and the target and maximum incentive amounts for Mr. Zemetra were set at 60% and 120%, respectively, of his annual base salary, in each case pursuant to the terms of the applicable officer’s employment agreement.
For 2025, the Compensation Committee established an annual bonus program (the “2025 Bonus Program”) under which certain employees, including Mr. Steelberg and Mr. Zemetra, were eligible to receive a bonus for 2025. The Compensation Committee selected reported GAAP revenue and non-GAAP net loss prior to any bonus accrual as the financial performance measures for the 2025 Bonus Program, with such measures weighted equally at 37.5%, and one non-financial performance measure based upon the achievement of certain strategic business objectives, which measure was weighted at 25%. The target level of achievement for each measure, corresponding to a 100% payout for the applicable measure, was as follows: (i) reported GAAP revenue of $111.1 million and (ii) non-GAAP net loss prior to any bonus accrual of $22 million. The maximum level of achievement for each measure was (i) reported GAAP revenue of $124.9 million and (ii) non-GAAP net loss prior to any bonus accrual of $12.0 million. The aggregate maximum payout for achievement of both measures was capped at 200% of the aggregate target payout. At target and maximum levels of achievement for both measures (on an aggregate basis), a bonus pool equal to $4.2 million and $8.4 million, respectively, would be established and distributed to eligible employees, including Mr. Steelberg and Mr. Zemetra. However, if non-GAAP net loss prior to any bonus accrual was greater than $26.2 million, the bonus pool would not be determined based on achievement against the applicable financial performance measures and instead a $1.1 million minimum bonus pool would be established and distributed on a discretionary basis to eligible Company employees, including Mr. Steelberg and Mr. Zemetra.
For the year ended December 31, 2025, our non-GAAP net loss prior to any bonus accrual for 2025 was $40.7 million. Accordingly, a minimum bonus pool of $1.1 million dollars was established. Mr. Steelberg and Mr. Zemetra were allocated bonuses from such bonus pool equal to $166,250 and $64,200, respectively.
An explanation of non-GAAP net loss and a reconciliation of this non-GAAP measure to our net loss calculated in accordance with GAAP for 2025 is included under the heading “Non-GAAP Financial Measures and Key Performance Indicators” in Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of our 2025 Annual Report.
Equity Incentives
We provide long-term incentive compensation to our executive officers through equity-based awards under our equity incentive plans, such as stock options and restricted stock units (“RSUs”), with time-based and/or performance-based vesting conditions.
2025 Equity Awards
On February 10, 2025, the Compensation Committee granted to Ryan Steelberg under the 2023 Plan a time-based award of RSUs representing the right to receive 240,000 shares of our common stock upon vesting. This award vests in three equal installments on January 1 of 2026, 2027, and 2028, subject to Mr. Steelberg’s continued service to us through each applicable vesting date.
On February 10, 2025, the Compensation Committee also granted to Mr. Steelberg under the 2023 Plan an award of performance-based RSUs representing the right to receive 120,000 shares of our common stock upon vesting. These performance-based RSUs would become eligible to vest upon the achievement of certain revenue and non-GAAP net income targets for 2025 (the “2025 Milestones”). The number of such performance-based RSUs (if any) that become eligible to vest based on the achievement of the 2025 Milestones vest as follows: 1/3 of such performance-based RSUs vest upon certification of achievement of the 2025 Milestones and 2/3 of such performance-based RSUs vest quarterly thereafter (with vesting to be completed by December 31, 2027), subject to Mr. Steelberg’s continued service to us through each applicable vesting date. In March 2026, the Compensation Committee determined that the 2025 Milestones had not been achieved; as a result, these performance-based RSUs were not eligible to vest and were forfeited by Mr. Steelberg.
On February 10, 2025, the Compensation Committee granted to Mr. Steelberg under the 2023 Plan another award of performance-based RSUs representing the right to receive 120,000 shares of our common stock upon vesting. These performance-based RSUs vest based on the applicable percentile ranking of the Company’s total shareholder return (“TSR”), as measured over the three-year period beginning on January 1, 2025 and ending on December 31, 2027, relative to the TSR of the companies that comprise the S&P Software Services Index over the same three-year period (the “Relative TSR Metric”). The Compensation Committee will certify achievement of the Relative TSR Metric and the number of such performance-based RSUs (if any) that have become vested in the first quarter of 2028.
On February 10, 2025, the Compensation Committee granted to Michael Zemetra under the 2023 Plan a time-based award of RSUs representing the right to receive 82,500 shares of our common stock upon vesting. This award vests in three equal installments on January 1 of 2026, 2027, and 2028, subject to Mr. Zemetra’s continued service to us through each applicable vesting date.

On February 10, 2025, the Compensation Committee also granted to Mr. Zemetra under the 2023 Plan an award of performance-based RSUs representing the right to receive 41,250 shares of our common stock upon vesting. These performance-based RSUs would become eligible to vest upon the achievement of the 2025 Milestones. The number of such performance-based RSUs (if any) that become eligible to vest based on the achievement of the 2025 Milestones vest as follows: 1/3 of such performance-based RSUs vest upon certification of achievement of the 2025 Milestones and 2/3 of such performance-based RSUs vest quarterly thereafter (with vesting to be completed by December 31, 2027), subject to Mr. Zemetra’s continued service to us through each applicable vesting date. In March 2026, the Compensation Committee determined that the 2025 Milestones had not been achieved; as a result, these performance-based RSUs were not eligible to vest and were forfeited by Mr. Zemetra.
On February 10, 2025, the Compensation Committee granted to Mr. Zemetra under the 2023 Plan another award of performance-based RSUs representing the right to receive 41,250 shares of our common stock upon vesting. These performance-based RSUs vest based on the Relative TSR Metric. The Compensation Committee will certify achievement of the Relative TSR Metric and the number of such performance-based RSUs (if any) that have become vested in the first quarter of 2028.
Generally Available Benefit Programs
Section 401(k) Plan
We make available a tax-qualified retirement plan that provides eligible employees, including our executives, with an opportunity to save for retirement on a tax advantaged basis. Participants are able to defer up to 80% of their eligible compensation, subject to applicable annual limits under the Internal Revenue Code of 1986, as amended (the “Code”). Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. We currently match contributions under the 401(k) plan up to a maximum of $3,000 per participating employee.
Employee Stock Purchase Plan
We maintain an employee stock purchase plan (the “ESPP”), which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, to promote stock ownership by employees. Under the ESPP, eligible employees may acquire shares of our common stock at a discount to their fair market value.
Health Benefit Programs
Our executive officers are eligible to participate in our health benefit programs, including medical, dental, vision, long-term disability, life and accidental death and dismemberment insurance, flexible spending accounts and certain other benefits. We pay 100% of the premiums for the medical, dental, vision, long-term disability and life insurance elected by Mr. Zemetra under these company-provided benefits (excluding the premiums for voluntary supplemental disability insurance). Ryan Steelberg currently participates in our basic life and accidental death and dismemberment insurance, short-term disability and long-term disability benefit programs; in addition, we pay for 100% of the costs for a separate healthcare plan for Mr. Steelberg.

PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL
2023 Employment Agreements
Ryan Steelberg
Our employment agreement with Mr. Steelberg is an at-will agreement and may be terminated at any time and for any reason or without reason. However, if Mr. Steelberg terminates his employment as a Good Leaver (as defined in his employment agreement), then he will be entitled to receive cash severance payments and acceleration of the vesting of certain of his equity awards, as discussed below.
Under the terms of Mr. Steelberg’s employment agreement with us, if Mr. Steelberg is terminated by us other than for Cause, death or Disability, or he resigns for Good Reason, in each case unrelated to a Change in Control (such capitalized terms as defined in his employment agreement), then he will be entitled to receive, (i) a cash severance payment equal to 1.5x his then-current base salary and target annual bonus (with such target annual bonus calculated pro rata for the year as of the date of such termination of his employment), payable over twelve months (except if a Change in Control occurs during such twelve month period, any remaining installment payments will be paid in a lump sum within ten days following the Change in Control), (ii) a monthly cash payment equal to his monthly premium payment for health care coverage during the 12-month severance period (except if a Change in Control occurs during such twelve month period, any remaining monthly payments under this clause (ii) will be paid in a lump sum within ten days following the Change in Control), and (iii) full vesting acceleration of any then unvested and outstanding time-based options and other time-based equity awards, and an extension of the post-termination exercise period of all then vested and outstanding options (after taking into account the above vesting acceleration) to the end of their maximum original term.
If within three months prior to or twelve months following a Change in Control, Mr. Steelberg is terminated by us other than for Cause, death or Disability, or he resigns for Good Reason, then he will receive, (i) a lump sum cash severance payment equal to 1.5x his then-current base salary and target annual bonus (with such target annual bonus calculated pro rata for the year as of the date of termination of employment), (ii) a lump sum cash payment equal to one year’s worth of his then-current healthcare policy premiums, and (iii) full vesting acceleration of any then unvested and outstanding time-based options and other time-based equity awards and an extension of the post-termination exercise period of all then vested and outstanding options (after taking into account the above vesting acceleration) to the end of their maximum original term. Mr. Steelberg’s entitlement to the above-described severance benefits is also conditioned on him timely signing and not revoking a general release of claims in favor of Veritone.
Except for the performance-based RSU awards granted in April 2024, the treatment of any performance-based equity awards will be governed by their terms. See “—Equity Plans” below for how those awards are treated. For the performance-based RSU award granted to Mr. Steelberg pursuant to his employment agreement in April 2024 and forfeited in March 2025 such RSU awards would have, upon the occurrence of a Change in Control, converted to a time-based RSU award, with vesting occurring on the last day of the three-year performance period based on the target number of shares, subject to Mr. Steelberg’s continuous service through that date, and subject to full accelerated vesting upon a termination of Mr. Steelberg’s employment by us other than for Cause, death or Disability or a resignation of employment by Mr. Steelberg for Good Reason during the 12-month period following such Change in Control.
Michael Zemetra
Our employment agreement with Mr. Zemetra is an at-will agreement and may be terminated at any time and for any reason or without reason. However, if Mr. Zemetra terminates his employment as a Good Leaver (as defined in his employment agreement), then he will be entitled to receive cash severance payments and acceleration of the vesting of certain of his equity awards, as discussed below.
If Mr. Zemetra is terminated by us other than for Cause, death or Disability, or he resigns for Good Reason, in each case unrelated to a Change in Control (such capitalized terms as defined in his employment agreement), then he will be entitled to receive, (i) a cash severance payment equal to 1x his then-current base salary and target annual bonus (with such target annual bonus calculated pro rata for the year as of the date of such termination of employment), payable over twelve months (except if a Change in Control occurs during such twelve month period, any remaining installment payments under this clause (i) will be paid in a lump sum within ten days following the Change in Control), and (ii) payment of his COBRA premiums during the 12-month severance period, except if a Change in Control occurs during such twelve month period, any remaining COBRA premium payments required under this clause (ii) will be paid to Mr. Zemetra in a lump sum within ten days following the Change in Control.

If within three months prior to or twelve months following a Change in Control, Mr. Zemetra is terminated by us other than for Cause, death or Disability, or he resigns for Good Reason, then he will receive (i) a lump sum cash severance payment equal to 1.5x his then-current base salary and target annual bonus (with such target annual bonus calculated pro rata for the year as of the date of such termination of employment), (ii) a lump sum cash payment equal to one year’s worth of his COBRA premiums for the group health plan in which he is enrolled at the time of termination, and (iii) full vesting acceleration of any unvested and outstanding time-based options and other time-based equity awards and an extension of the post-termination exercise period of all then vested and outstanding options (after taking into account the above vesting acceleration) to the end of their maximum original term. Mr. Zemetra’s entitlement to the above-described severance benefits is also conditioned on him timely signing and not revoking a general release of claims in favor of Veritone.
Except for the performance-based RSU awards granted in April 2024, the treatment of any performance-based equity awards will be governed by their terms. See “—Equity Plans” below for how those awards are treated. For the performance-based RSU award granted to Mr. Zemetra in April 2024 and forfeited in March 2025, such RSU awards would have, upon the occurrence of a Change in Control, converted to a time-based RSU award, with vesting occurring on the last day of the three-year performance period based on the target number of shares, subject to Mr. Zemetra’s continuous service through that date, and subject to full accelerated vesting upon a termination of Mr. Zemetra’s employment by us other than for Cause, death or Disability or a resignation of employment by Mr. Zemetra for Good Reason during the 12-month period following such Change in Control.
Equity Plans
2017 Plan
Pursuant to our 2017 Stock Incentive Plan (the “2017 Plan”), if any outstanding equity award granted thereunder (including any equity awards granted to Mr. Steelberg or Mr. Zemetra) is not assumed or substituted in connection with a change in control (as defined in the 2017 Plan), such award will automatically vest in full immediately prior to the effective date of the change in control (as defined in the 2017 Plan), unless the acceleration of such award is subject to other limitations imposed by the plan administrator at the time of the grant of the award.
2018 Plan
Pursuant to the terms of our 2018 Performance-Based Stock Incentive Plan, as amended in June 2020 (the “2018 Plan”), in the event of a change in control (as defined in the 2018 Plan) of Veritone, then outstanding performance-based stock options granted under the 2018 Plan to Mr. Steelberg will be assumed, substituted or exchanged for an equivalent award (which may include a cash payment) by the successor entity to the extent the successor entity agrees to such treatment, and shall remain exercisable for the remainder of their term. In addition, if Mr. Steelberg’s employment is terminated by us without cause, other than following a change in control of Veritone, then the exercisable portion of such awards held by him will remain exercisable for the remainder of their term, provided that he has not engaged in misconduct, as defined in the 2018 Plan.
2023 Plan
In the event of a corporate transaction or change in control (each as defined in the 2023 Plan) in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the 2023 Plan, or substitute similar stock awards for such outstanding awards, then, unless the participant’s (including Mr. Steelberg and Mr. Zemetra) award agreement or other written agreement with Veritone provides otherwise, with respect to any such awards that have not been assumed, continued or substituted and that are held by participants (including Mr. Steelberg and Mr. Zemetra) whose continuous service has not terminated prior to the effective time of the corporate transaction or change in control, the vesting (and exercisability, if applicable) of such awards will be accelerated in full (and with respect to any such awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the target level of performance) to a date prior to the effective time of the corporate transaction or change in control (contingent upon the closing or completion of the corporate transaction or change in control) as the plan administrator will determine, and such awards will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction or change in control in accordance with the exercise procedures determined by the plan administrator, and any reacquisition or repurchase rights held by Veritone with respect to such awards will lapse (contingent upon the closing or completion of the corporate transaction or change in control).

Role of Management in Determining Executive Compensation
The Compensation Committee periodically meets with our Chief Executive Officer and/or other executive officers to obtain recommendations with respect to compensation programs for executives and other employees. Our Chief Executive Officer makes recommendations to the Compensation Committee on the base salaries, target incentives and performance measures, and equity compensation for our executives and other key employees. The Compensation Committee considers, but is not bound to accept, management’s recommendations with respect to executive compensation. Our Chief Executive Officer and certain other executives attend most of the Compensation Committee’s meetings, but the Compensation Committee also holds private sessions outside the presence of members of management. The Compensation Committee discusses our Chief Executive Officer’s compensation with him but makes decisions with respect to his compensation without him present.
In 2025, the Compensation Committee reviewed the compensation arrangements for our executive officers and took the actions discussed above under the headings “Base Salaries,” “Cash Incentives” and “2025 Equity Awards.” The Compensation Committee has delegated to management the authority to make certain decisions regarding compensation for employees other than executive officers. The Compensation Committee has not delegated any of its authority with respect to the compensation of executive officers.

SUMMARY COMPENSATION TABLE
The following table sets forth compensation earned during the fiscal years ended December 31, 2025 and 2024 by Ryan Steelberg, our principal executive officer, and Michael Zemetra, our other executive officer serving at December 31, 2025, as well as the grant date fair values of share-based compensation awarded to such officers during such fiscal years, calculated in accordance with ASC Topic 718. Mr. Zemetra was also serving as our principal financial officer as of December 31, 2025. These officers are referred to herein as the “named executive officers.” Other than Mr. Steelberg and Mr. Zemetra, we did not have any other “executive officers” (as defined in Rule 3b-7 under the Exchange Act) during the fiscal year ended December 31, 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-equity Incentive Plan Compen- sation ($)	All Other Compen- sation ($)	Total ($)
Ryan Steelberg President, Chief Executive Officer and Chairman of the Board	2025	665,000	166,250(2)	1,675,200	—	—	2,506,450
	2024	525,000(3)	79,500 (4)	3,116,122	—	84,043(5)	3,804,665
Michael L. Zemetra Executive Vice President, Chief Financial Officer and Treasurer	2025	428,000	64,200(2)	575,850	—	35,587(6)	1,103,837
	2024	400,000	79,500(4)	912,300	—	31,578(6)	1,423,378

(1)
Reflects the grant date fair values of RSUs awarded to the named executive officers, which were computed in accordance with ASC Topic 718. See additional information regarding the RSUs awarded to our named executive officers in 2025 under the heading “2025 Equity Awards” above.

(2)
Reflects discretionary bonuses allocated to Mr. Steelberg and Mr. Zemetra under the 2025 Bonus Program, as described in more detail above under the heading “Cash Incentives—2025 Annual Bonus.” These bonuses were paid on April 15, 2026.

(3)
In 2024, Mr. Steelberg was entitled to receive a base salary of $525,000 under his employment agreement with us. Mr. Steelberg voluntarily reduced his annual base salary from $525,000 to $1 in May 2023, which remained in effect through December 31, 2024. On April 8, 2024, the Compensation Committee granted to Mr. Steelberg under the 2023 Plan an award of RSUs representing the right to receive 122,399 shares of our common stock upon vesting. This award was intended as a replacement for 2024 salary foregone by Mr. Steelberg due to the fact that Mr. Steelberg continued to receive a reduced annual base salary of $1 during 2024. The 2024 salary replacement award had a grant date fair value of $853,121 as computed in accordance with ASC Topic 718. In granting the 2024 salary replacement award, our Compensation Committee used a 90-day VWAP of our stock price to determine the number of RSUs to replace Mr. Steelberg’s foregone 2024 salary. The value of the 2024 salary replacement award reflected in this table is computed in accordance with FASB Topic ASC 718, which resulted in a higher value of the replacement award than the 90-day VWAP of our stock price used by our Compensation Committee. In accordance with SEC disclosure rules, the portion of the grant date fair value of the 2024 salary replacement award that replaced Mr. Steelberg’s foregone 2024 annual base salary of $524,999 is reflected in the “Salary” column for 2024 in the Summary Compensation Table. The portion of the grant date fair value of the 2024 salary replacement award that exceeded the amount of Mr. Steelberg’s foregone base salary for 2024 was $328,122 and is reported in the “Stock Awards” column of the Summary Compensation Table. For a discussion of Mr. Steelberg’s base salary in effect as of January 1, 2025, please refer to the sections above titled, “2023 Employment Agreements—Ryan Steelberg” and “Compensation Components—Base Salaries.”

(4)	Reflects a one-time deal bonus for the successful completion of the Veritone One divestiture in 2024.
(5)
Consists of reimbursement of costs of Mr. Steelberg’s separate healthcare plan totaling $14,043 and payment for the use of Mr. Steelberg’s personal rental property for Company purposes totaling $70,000.

(6)
Consists of Company contributions made to Mr. Zemetra’s 401(k) account totaling $3,000 and $3,000 and contributions made towards Mr. Zemetra’s health insurance premiums totaling $32,587 and $28,578 during 2025 and 2024, respectively.

OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR END
The table below sets forth information regarding outstanding equity awards held by each named executive officer as of December 31, 2025, including: (i) the numbers of shares of our common stock underlying exercisable and unexercisable stock options held by each named executive officer and the exercise prices and expiration dates thereof as of December 31, 2025; and (ii) the number of RSUs held by each named executive officer, and the market value or payout value thereof, that had not vested or become earned as of December 31, 2025.

		Option Award				Stock Award
		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares Or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Grant Date	Exercisable	Unexercisable
Ryan Steelberg	2/10/25	—	—	—	—	—	—	120,000(2)	558,000
	2/10/25	—	—	—	—	—	—	120,000(3)	558,000
	2/10/25	—	—	—	—	240,000(4)	1,116,000	—	—
	4/8/24	—	—	—	—	133,333(5)	619,998	—	—
	1/19/23	—	—	—	—	52,675(6)	244,939	—	—
	5/11/17	522,409	—	15.00	05/11/27	—	—	—	—
	5/11/17	1,044,819	—	15.00	05/11/27	—	—	—	—
	3/15/18	68,015	—	15.14	03/15/28	—	—	—	—
	8/27/20	1,357,425(7)	—	11.97	08/27/30	—	—	—	—
Michael L. Zemetra	2/10/25	—	—	—	—	—	—	41,250(2)	191,813
	2/10/25	—	—	—	—	—	—	41,250(3)	191,813
	2/10/25	—	—	—	—	82,500(4)	383,625	—	—
	6/6/24	—	—	—	—	20,000(5)	93,000	—	—
	4/8/24	—	—	—	—	48,000(5)	223,200	—	—
	1/19/23	—	—	—	—	23,703(6)	110,219	—	—
	6/21/23	—	—	—	—	9,465(6)	44,012	—	—
	10/8/20	60,000	—	11.10	10/08/30	—	—	—	—
	10/8/20	120,000(7)	—	11.10	10/08/30	—	—	—	—

(1)
The market values of all RSUs reflected in the table above have been calculated based on the closing price of our common stock on December 31, 2025 as reported on the Nasdaq Global Market, which was $4.65 per share.

(2)
Represents performance-based RSU awards (“Financial PSUs”) granted on February 10, 2025, under the 2023 Plan. These Financial PSUs became eligible to vest upon the achievement of 2025 revenue and non-GAAP net income (loss) metrics. In March 2026, the Compensation Committee determined that such 2025 financial performance metrics had not been achieved; as a result, these Financial PSUs were not eligible to vest and were forfeited. If any of the Financial PSUs had become eligible to vest, they would have vested as follows: one-third (1/3) of such Financial PSUs would have vested upon certification of achievement and two-thirds (2/3) of such Financial PSUs would have vested quarterly thereafter.

(3)
Represents performance-based RSU awards (“TSR PSUs”) granted on February 10, 2025, under the 2023 Plan. These TSR PSUs vest based on Veritone’s relative total shareholder return against the S&P Software Services Index for the three-year performance period from January 1, 2025 through December 31, 2027, as certified by the Compensation Committee in the first quarter of 2028. Payout ranges from 50% of target at the 25th percentile to 200% of target at the 75th percentile, with 0% below the 25th percentile. The number of units reported reflects the target level of performance (100%). At maximum achievement (200%), the TSR PSUs would represent 240,000 and 82,500 units for Mr. Steelberg and Mr. Zemetra, respectively. Any vesting of the TSR PSUs will occur immediately upon certification.

(4)	Represents time-based RSU awards that vest in three equal installments on each of January 1, 2026, January 1, 2027 and January 1, 2028.
(5)
Represents time-based RSU awards that vest in three equal installments on each of January 1, 2025, January 1, 2026 and January 1, 2027. The number of units reflects the unvested balance as of December 31, 2025, after giving effect to the vesting of one installment on January 1, 2025.

(6)
Represents time-based RSU awards that vest in three equal installments on each of January 1, 2024, January 1, 2025 and January 1, 2026. The number of units reflects the unvested balance as of December 31, 2025, after giving effect to the vesting of two installments on January 1, 2024 and January 1, 2025.

(7)
Consists of performance-based stock options awarded to Ryan Steelberg on August 27, 2020, and a performance-based stock option awarded to Mr. Zemetra under our Inducement Grant Plan on October 8, 2020. The vesting of one-third (1/3rd) of such performance-based stock options was conditioned upon the achievement of stock price milestones for our common stock of $17.50, $22.50 and $27.50 per share, respectively. The first and second stock price milestones were achieved in January 2021, and the third stock price milestone was achieved in February 2021. Accordingly, all such performance-based stock options have vested in full.

The vesting of equity awards held by the named executive officers is subject to each officer’s continued service with our company and is subject to acceleration under certain circumstances as discussed under the heading “Payments Upon Termination of Employment or Change in Control” above.

PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the “compensation actually paid” (“CAP”) to our current and former principal executive officers (“PEOs”) and our non-PEO named executive officers (“Non-PEO NEOs”) and certain aspects of our financial performance for the fiscal years ended December 31, 2025, 2024 and 2023.

Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Total Shareholder Return: Value of Initial $100 Investment(5)	Net Income/(Loss)(6)
2025	$2,506,450	$1,450,213	$1,103,837	$910,867	$46	($111,732,000)
2024	$3,804,665	$2,176,330	$1,423,378	$952,463	$62	($37,384,000)
2023	$2,875,167	$1,424,903	$1,200,561	$654,974	$34	($58,625,000)

(1)	Ryan Steelberg served as our PEO for the entirety of 2023, 2024, and 2025. Our Non-PEO NEOs for the applicable years were as follows:
•	2025: Michael Zemetra
•	2024: Michael Zemetra
•	2023: Michael Zemetra
(2)
Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table for the applicable years for our PEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable years for our Non-PEO NEOs.

(3)
Amounts reported in this column represent CAP to our PEO, based on his total compensation reported in the Summary Compensation Table for the indicated fiscal years and certain adjustments required by Item 402(v) of Regulation S-K. The following adjustments were made to the reported total compensation of the PEO for 2025 to determine CAP for 2025:

	PEO	2025
	Summary Compensation Table - Total Compensation	$2,506,450
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	$1,675,200
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$1,432,980
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$-814,017
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$0
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$0
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0
=	Compensation Actually Paid	$1,450,213

Equity award values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(4)
Amounts reported in this column represent average CAP to our Non-PEO NEOs, based on their average total compensation reported in the Summary Compensation Table for the indicated fiscal years and certain adjustments required by Item 402(v) of Regulation S-K. The following adjustments were made to the reported total compensation of the Non-PEO NEOs for 2025 to determine CAP for 2025:

	Non-PEO NEO Average	2025
	Summary Compensation Table - Total Compensation	$1,103,837
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	$575,850
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$626,264
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$-243,384
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$0
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$0
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0
=	Compensation Actually Paid	$910,867

Please see footnote 1 for the Non-PEO NEOs included in the average CAP for 2025. Equity award values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(5)
Pursuant to Item 402(v), the comparison assumes $100 was invested on December 31, 2022 in our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

(6)	The dollar amounts reported represent the amount of net income/(loss) reflected in our audited financial statements for the applicable year.
Relationship Between Pay and Performance
CAP, as required under Item 402(v), reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts realized from those awards. CAP generally fluctuates due to stock price performance and varying levels of projected and actual achievement of performance goals. For a discussion of how our Compensation Committee assessed “pay-for-performance” and how our executive compensation program is designed to link executive compensation with the achievement of our financial and strategic objectives as well as stockholder value creation, see “Executive Compensation” in this Proxy Statement.
We believe CAP for the applicable fiscal years in the Pay Versus Performance Table is reflective of the Compensation Committee’s emphasis on “pay-for-performance” as CAP fluctuated over the years shown in the table, primarily due to the result of our stock price performance.
In accordance with Item 402(v), we are providing the following descriptions of the relationships between the information presented in the Pay Versus Performance table.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

DIRECTOR COMPENSATION
Overview
Our non-employee director compensation program is comprised of two key components: equity awards and cash retainer fees. Non-employee director compensation is reviewed by our Compensation Committee on an annual basis. The compensation components and amounts that were in effect for 2025 are described below.
•
Equity Awards: each non-employee director receives awards of RSUs under the automatic grant program for non-employee directors approved by our Compensation Committee and issued under our 2023 Plan, including:

•
Annual RSU Award: on the date of each annual meeting of our stockholders, each non-employee director will be granted a number of RSUs having a grant date value equal to $150,000, which RSUs will vest on the first anniversary of the grant date (or the day immediately preceding the date of the next regular annual meeting following the grant date, if earlier), subject to the non-employee director’s continued service to us through the vesting date; and

•
Initial Time-Based RSU Award for New Directors: for each new non-employee director appointed or elected to the Board other than on the date of an annual meeting of our stockholders, on the date of initial appointment or election to our Board, each such new non-employee director will be granted a number of RSUs having a grant date value equal to a prorated portion of the $150,000 annual RSU award (such proration based on the number of whole months that have elapsed from the date of our last annual meeting of stockholders to the date of such initial appointment or election but not more than 12 months), which RSUs will vest on the first anniversary of the grant date (or the day immediately preceding the date of the next regular annual meeting following the grant date, if earlier), subject to the non-employee director’s continued service to us through the vesting date.

Each non-employee director’s initial RSU award or annual RSU award outstanding immediately prior to the occurrence of a change in control (as defined in the applicable equity plan) will fully accelerate vesting at such time, subject to the non-employee director’s continued service to us through immediately prior to the occurrence of the change in control. The number of RSUs issued for each initial RSU award or annual RSU award is determined by dividing $150,000 by the closing price of our Common Stock on that date, or such other “floor” price that may be set by the Compensation Committee which exceeds the closing price of our Common Stock on that date.
•	Board Fees: on an annual basis, each non-employee director receives an annual cash retainer for serving as a member of our Board in the amount of $30,000;
•
Lead Independent Director Fee: in addition to the annual cash retainer set forth above, the lead independent director of our Board, if any, receives an additional annual retainer in the amount of $15,000; and

•
Committee Fees: on an annual basis, each non-employee director serving as a member of our Audit Committee, our Compensation Committee, or our Corporate Governance and Nominating Committee receives an annual cash retainer in the amount of $7,500, $5,000 and $2,500, respectively. In addition, each non-employee director serving as Chair of our Audit Committee, Chair of our Compensation Committee, and Chair of our Corporate Governance and Nominating Committee receives an additional annual cash retainer of $20,000, $15,000, and $7,500, respectively.

The annual cash retainer fees are paid in equal quarterly installments in arrears, prorated for any partial months of service. Our directors are also reimbursed for expenses incurred in attending Board and/or committee meetings. All such expenses must be in accordance with our travel and expense reimbursement policy.
Our President, Chief Executive Officer and Chairman of the Board, Ryan Steelberg, does not receive any additional compensation for his service on our Board.
In December 2025, we amended our non-employee director compensation policy, effective as of January 1, 2026, to (i) increase the additional retainer fee for the lead independent director to $20,000, (ii) increase the annual cash retainer for the Chair of our Audit Committee, Chair of our Compensation Committee, and Chair of our Corporate Governance and Nominating Committee to $27,500, $20,000 and $10,000, respectively and (iii) approve a one-time special RSU award, which will be granted on the date of our 2026 annual meeting of stockholders to each person who is a non-employee director as of such date and who served as a non-employee director on December 31, 2025. The one-time special RSU awards will have a grant-date value equal to $150,000 and will vest on the first anniversary of the grant date (or the day immediately preceding the date of our 2027 annual meeting of stockholders, if earlier), subject to the non-employee director’s continued service to us through the vesting date. The one-time special RSU awards are intended to recognize the extraordinary time and effort expended by the Board in 2025 in connection with the Company’s financings and other strategic initiatives and transactions.
2025 Director Compensation
The table below sets forth cash compensation earned by each non-employee director, and the grant date fair values of equity awards granted to each non-employee director, during the fiscal year ended December 31, 2025. All compensation of Ryan Steelberg is reported in the “Summary Compensation Table” and has been excluded from the table below.

Name	Fees Earned or Paid in Cash(3) ($)	RSU Awards(4)(5) ($)	All Other Compensation ($)	Total ($)
Michael Keithley	45,000	42,000(6)	—	87,000
Knute P. Kurtz	60,000	42,000(6)	—	102,000
Francisco Morales(1)	33,996	62,325(7)	—	96,321
Chad Steelberg(2)	5,968	—	550,000(8)	555,968
Richard H. Taketa	57,500	42,000(6)	—	99,500
Michael Zilis	42,500	42,000(6)	—	84,500

(1)	Mr. Morales was appointed to the Board in March 2025.
(2)	Mr. Chad Steelberg resigned from the Board in March 2025.
(3)	Reflects cash retainer fees earned in 2025 by each non-employee director for service on our Board and committees of our Board, as applicable
(4)	Reflects the grant date fair values of RSU awards granted to each non-employee director in 2025, calculated in accordance with ASC Topic 718.
(5)
The number of stock awards, consisting of RSUs and non-qualified stock options, held as of December 31, 2025 by each non-employee director serving on the Board on such date is set forth in the table below.

Name	Aggregate Number of Shares Underlying Outstanding RSUs	Aggregate Number of Shares Underlying Outstanding Options
Michael Keithley	30,000	—
Knute P. Kurtz	30,000	8,688
Francisco Morales	30,000	—
Richard H. Taketa	30,000	8,688
Michael Zilis	30,000	—

(6)
RSUs representing a right to receive 30,000 shares of our common stock were awarded to each of our then-serving non-employee directors on June 13, 2025, and the grant date fair value of such awards was determined as computed in accordance with ASC Topic 718. Such RSUs will vest in full on June 13, 2026.

(7)
RSUs representing a right to receive 7,500 shares of our common stock were awarded to Mr. Morales on March 20, 2025 in connection with his appointment to the Board, with a grant date fair value of $20,325 computed in accordance with ASC Topic 718 based on the closing price of our common stock on the date of grant of $2.71 per share. This initial RSU award vested on June 12, 2025 (the day immediately preceding the 2025 annual meeting of stockholders). In addition, RSUs representing a right to receive 30,000 shares of our common stock were awarded to Mr. Morales on June 13, 2025, with a grant date fair value of $42,000 as described in footnote (6) above.

(8)
Reflects amounts paid in cash pursuant to a Consulting Agreement, dated January 4, 2023, between the Company and Steel Holdings, LLC, an entity affiliated with Mr. Chad Steelberg, as amended (the “Amended Consulting Agreement”). Under the Amended Consulting Agreement, the Company paid Steel Holdings, LLC $550,000 for the period from January 1, 2025 through December 31, 2025. The Amended Consulting Agreement expired by its terms on December 31, 2025. On January 1, 2026, the Company entered into an Independent Contractor Services Agreement with Steel Holdings, LLC (the “2026 Consulting Agreement”), pursuant to which the Company will pay Steel Holdings, LLC $12,500 per month in cash for business development services related to our software and services for the period from January 2026 through December 2026.

OTHER POLICIES
Indemnification of Directors and Officers
Our Certificate of Incorporation and our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted under Delaware law, which prohibits our Certificate of Incorporation from limiting the liability of our directors for the following:
•	any breach of the director’s duty of loyalty to us or our stockholders;
•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•	unlawful payment of dividends or unlawful stock repurchases or redemptions; or
•	any transaction from which the director derived an improper personal benefit.
Our Certificate of Incorporation also provides that if Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. This limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.
Our Certificate of Incorporation and our Bylaws also provide that we will indemnify our employees and agents to the fullest extent permitted by law. Our Bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether we would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law (the “DGCL”). We have obtained directors’ and officers’ liability insurance.
We have entered into separate indemnification agreements with each of our directors and executive officers, in addition to indemnification provided for in our Certificate of Incorporation and our Bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for expenses, judgments, fines and settlement amounts incurred by this person in any action or proceeding arising out of this person’s services as a director or executive officer or at our request. We will not indemnify such director or officer, however, for expenses and the payment of profits arising from the purchase and sale by the director or officer of securities in violation of Section 16(b) of the Exchange Act.
Director and Executive Stock Ownership Guidelines
In March 2023, our Board adopted stock ownership guidelines for our directors and executive officers (each, a “Covered Individual”), under which (i) our Chief Executive Officer is expected to own shares of our Common Stock with a value equal to at least five times his then-current annualized base salary, (ii) each of our other executive officers is expected to own shares of our Common Stock with a value equal to at least one times the officer’s then-current annualized base salary and (iii) each of our Board members is expected to own shares with a value equal to at least three times the then-current annualized Board service retainer. Share ownership for purposes of the guidelines includes shares of our Common Stock owned directly by the Covered Individual, by the Covered Individual’s spouse, or by the Covered Individual’s children who reside with the Covered Individual or the Covered Individual’s spouse, shares held in a trust established by the Covered Individual or the Covered Individual’s spouse for estate or tax planning purposes if the trust is revocable by the Covered Individual or the Covered Individual’s spouse, and shares subject to outstanding restricted stock and restricted stock unit awards (whether or not vested and whether or not payable in stock or cash of equivalent value) granted to the Covered Individual (other than restricted stock units subject to unsatisfied performance-based vesting conditions). Covered Individuals are expected to satisfy the guideline level of ownership by the first December 31 on or after the later of the date that is five years after the effective date of the guidelines or the date that the Covered Individual first becomes subject to the guidelines. Thereafter, compliance with the guidelines will be assessed as of December 31 each year. If a Covered Individual does not satisfy the guideline level of ownership as of such a measurement date, the Covered Individual is expect to hold at least 50% of the net vested shares acquired upon the exercise, payment or vesting of any equity award (with the “net” shares determined after taking into account any shares sold or withheld to pay any applicable exercise price of the award and to satisfy any applicable withholding obligations) granted to the Covered Individual by the Company until and to the extent required for the Covered Individual’s level of ownership to satisfy the applicable guideline level. Our Board of Directors or the Compensation Committee may suspend or grant waivers to the guidelines from time to time. The first measurement date for our stock ownership guidelines will be in March 2028.

Clawback Policy
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, in November 2023, our Board adopted a clawback policy that complies with Section 10D of the Exchange Act, Rule 10D-1 promulgated thereunder, and Nasdaq Listing Rule 5608. A copy of the clawback policy has been filed as an exhibit to our 2025 Annual Report, which was filed with the SEC on April 15, 2026.
As previously disclosed, on April 15, 2026, we filed Amendment No. 1 on Form 10-Q/A to our Quarterly Report on Form 10-Q for the period ended September 30, 2025 to amend and restate our previously issued unaudited condensed consolidated financial statements for the period ended September 30, 2025. The Compensation Committee considered whether the restatements required recovery of erroneously awarded incentive-based compensation pursuant to our clawback policy. The Compensation Committee concluded that the restatement did not impact any incentive-based compensation that was earned, granted or vested based on the achievement of a financial reporting measure and, therefore, no recovery of incentive-based compensation was required under our clawback policy.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We do not grant stock options, stock appreciation rights, or similar instruments with option-like features and have no policies or practices to disclose pursuant to Item 402(x)(1) of Regulation S-K.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Since January 1, 2024, except as described below, there have been no transactions to which we have been a party in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at the end of our last two completed fiscal years and in which any of our directors, executive officers or beneficial holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Policies and Procedures for Transactions with Related Persons
Our Board has a policy regarding the review and approval or ratification of transactions with related persons (“Related Persons Transaction Policy”). The Related Persons Transaction Policy requires our Audit Committee to review and approve all transactions with related persons (as defined in Section 404 of Regulation S-K) involving the Company. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.
June 2025 Registered Direct Offering and Private Placement
On June 30, 2025, we entered into a securities purchase agreement (the “RDO Purchase Agreement”) to issue and sell an aggregate of 6,452,293 shares of our common stock at a price of $1.09 per share and pre-funded warrants to purchase up to 1,804,587 shares of our common stock, priced at $1.08 per pre-funded warrant, with an exercise price of $0.01 per share, to certain institutional and accredited investors in a registered direct offering.
Also on June 30, 2025, pursuant to the terms of the RDO Purchase Agreement, we and Ryan Steelberg, our President, Chief Executive Officer and Chairman of our Board of Directors, as trustee of The RSS Living Trust dated April 6, 2012 (the “RSS Trust”), entered into a securities purchase agreement, pursuant to which the RSS Trust agreed to purchase from us, and we agreed to issue and sell to the RSS Trust, up to 709,220 shares of our common stock for a gross aggregate offering price of $1.0 million, at a price per share equal to the greater of (i) $1.41 (representing the consolidated closing bid price of our common stock on June 27, 2025) and (ii) the consolidated closing bid price of our common stock on the date that was the second full trading day after the date on which our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (“Q2 Form 10-Q”) was filed with the SEC (such transaction, the “Private Placement” and such shares, the “Private Placement Shares”).
The Private Placement closed on August 13, 2025, the third full trading day after the filing of our Q2 Form 10-Q with the SEC. In connection with the closing of the Private Placement, we issued 366,300 shares of our common stock at a price per share of $2.73, the consolidated closing bid price of our common stock on August 12, 2025. The Private Placement Shares were not registered under the Securities Act and were offered pursuant to the exemption from registration provided in Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder. The RSS Trust is an “accredited investor” as such term is defined in Rule 501(a) under the Securities Act.
Steel Holdings, LLC Consulting Agreements
On January 4, 2023, we entered into a consulting agreement with Steel Holdings, LLC, effective as of January 1, 2023 (the “Consulting Agreement”), which we later amended on January 23, 2024, as described below. Steel Holdings, LLC is an entity affiliated with Chad Steelberg, who is the sole manager and member of Steel Holdings, LLC. Chad Steelberg is our former Chief Executive Officer and former Chairman and member of our Board. Pursuant to the Consulting Agreement, we retained Mr. Steelberg’s services as a consultant after his resignation as our Chief Executive Officer on December 31, 2022. Prior to the amendment to the Consulting Agreement in January 2024, we paid Steel Holdings, LLC $41,666 per month to provide consulting services, which included Mr. Steelberg performing various tasks aligned with our development, operation and commercialization of its aiWARE platform.
In addition, prior to the amendment to the Consulting Agreement in January 2024, Steel Holdings, LLC was eligible to receive performance bonuses, split equally between cash and RSU awards, each vesting upon achievement of specific “Performance Goals” to be achieved for an applicable quarter or year in the following categories: Product Achievements (five goals), Customer Validation (two goals), Analyst Validation (four goals) and Transition and Succession Planning (one goal). Prior to the amendment to the Consulting Agreement in January 2024, Mr. Steelberg had achieved three Performance Goals and as a result, we paid Mr. Steelberg $375,000 in cash bonuses and vested RSU awards representing the right to receive 19,743 and 39,486 shares of common stock on April 22, 2023, and November 15, 2023, respectively. The grant date value of these RSU awards was $178,477 in the aggregate.

On January 23, 2024, we entered into an Amended Consulting Agreement with Steel Holdings, LLC, which superseded and replaced the Consulting Agreement, and which terminated by its terms on December 31, 2025.
Pursuant to the Amended Consulting Agreement, Mr. Steelberg provided technical advisory services related to our software, software architecture and technology strategy as requested by our Chief Executive Officer until December 31, 2025. In consideration for these services, we paid to Steel Holdings, LLC: (i) $1.0 million in cash on July 1, 2024; and (ii) $50,000 per month in cash for the period from January 2024 through December 2025. We also agreed to reimburse Steel Holdings, LLC for reasonable and documented expenses incurred in connection with providing the services in accordance with our standard travel and expense policies. Steel Holdings, LLC was no longer eligible for any performance bonuses under the Amended Consulting Agreement.
On January 1, 2026, we entered into the 2026 Consulting Agreement with Steel Holdings, LLC. Pursuant to the 2026 Consulting Agreement, Mr. Steelberg will provide business development services related to our software and services, including strategic government sales and business development services, identification and pursuit of prospective customers, partners, and revenue opportunities, and supporting our go-to-market execution, as directed by our Chief Executive Officer, until December 31, 2026, the termination date of the 2026 Consulting Agreement. In consideration for these services, we will pay to Steel Holdings, LLC $12,500 per month in cash for the period from January 2026 through December 2026. We will also reimburse Steel Holdings, LLC for reasonable and documented pre-authorized expenses incurred in connection with providing the services in accordance with our standard travel and expense policies. Either party may terminate the 2026 Consulting Agreement upon 90 days’ written notice. Steel Holdings, LLC is not eligible for any performance bonuses under the 2026 Consulting Agreement.
Through March 31, 2026, we have paid a total of $ 3,186,805 in cash to Steel Holdings, LLC pursuant to the Amended Consulting Agreement and the 2026 Consulting Agreement.
Prior to entering into each of the Consulting Agreement, the Amended Consulting Agreement and the 2026 Consulting Agreement, respectively, our Audit Committee, and in the case of the 2026 Consulting Agreement, our Compensation Committee, considered the terms of each such agreement under our Related Persons Transaction Policy, including whether or not the transaction is on terms comparable to those that could be obtained in an arm’s length transaction for the services being rendered and the extent of the related person’s interest in the transaction. Given Mr. Steelberg’s expertise in the field of AI solutions, his familiarity with our aiWARE platform and the uniqueness of the services that the Company required to advance the development and commercialization of our aiWARE platform, the Audit Committee or the Compensation Committee, as applicable, determined that entering into the Consulting Agreement, the Amended Consulting Agreement and the 2026 Consulting Agreement were each in the best interests of our Company and its stockholders and approved each of the Consulting Agreement, the Amended Consulting Agreement and the 2026 Consulting Agreement under our Related Persons Transaction Policy.

EQUITY COMPENSATION PLAN INFORMATION AT 2025 FISCAL YEAR END
The following table sets forth information with respect to securities authorized for issuance under our equity compensation plans as of December 31, 2025:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)(3)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Security Holders(1)	9,762,684	$13.07	5,173,270
Equity Compensation Plans Not Approved by Security Holders(2)	511,500	$13.23	447,178
Total	10,274,184		5,620,448

(1)
The number of shares reflected in column (a) of the table above for equity compensation plans approved by security holders consists of: (i) outstanding options to purchase an aggregate of 7,621,043 shares of our common stock, which were granted under our 2014 Stock Option/Stock Issuance Plan (the “2014 Plan”), 2017 Plan, 2018 Plan and 2023 Plan; and (ii) outstanding RSUs representing the right to receive upon vesting an aggregate of 2,141,641 shares of our common stock, which were awarded under our 2017 Plan and 2023 Plan. The number of shares reflected in column (c) of the table above for equity compensation plans approved by security holders consists of (i) an aggregate of 3,758,603 shares available for issuance under our 2023 Plan as of December 31, 2025 and (ii) 1,414,667 shares available for future issuance under our ESPP as of December 31, 2025, of which 87,783 shares were subsequently issued on January 31, 2026, for the purchase interval that had been open as of December 31, 2025. Our ESPP provides that the number of shares reserved for issuance thereunder will increase automatically on the first trading day of January each calendar year by an amount equal to 1% of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year, up to an annual maximum of 250,000 shares, or a lesser number of shares determined by the Board in its discretion. The Board made the decision not to increase the number of shares of common stock reserved for issuance under our ESPP as of January 1, 2026.

(2)
The number of shares reflected in column (a) of the table above for equity compensation plans not approved by security holders consists of: (i) outstanding options to purchase an aggregate of 337,000 shares of our common stock, which were granted under our Inducement Grant Plan; and (ii) outstanding RSUs representing the right to receive upon vesting an aggregate of 174,500 shares of our common stock, which were awarded under our Inducement Grant Plan. The number of shares reflected in column (c) of the table above for equity compensation plans not approved by security holders consists of 447,178 shares available for issuance under our Inducement Grant Plan, as amended (the “Inducement Grant Plan”). The only persons eligible to receive grants of awards under the Inducement Grant Plan are individuals who satisfy the standards for grants under Nasdaq Listing Rule 5635(c)(4) or 5635(c)(3), if applicable, and the related guidance under Nasdaq IM 5635-1. A person who previously served as an employee or director will not be eligible to receive awards under the Inducement Grant Plan, other than following a bona fide period of non-employment. The Inducement Grant Plan provides for the grant of the following awards: (i) nonstatutory stock options, (ii) stock appreciation rights, (iii) stock awards, (iv) restricted stock unit awards, and (v) dividend equivalent rights.

(3)
For equity compensation plans approved by security holders, the weighted-average exercise price reflected in column (b) represents the weighted-average exercise prices of outstanding options. All outstanding RSUs were awarded without payment of any purchase price. For equity compensation plans not approved by security holders, the weighted-average exercise price in column (b) represents a weighted-average exercise price of $13.23 with respect to options to purchase an aggregate of 337,000 shares of our common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth specified information with respect to the beneficial ownership of our common stock as of April 21, 2026 by: (1) each of our named executive officers serving at the time of filing of this Proxy Statement; (2) each of our directors and nominees for director; (3) all of our executive officers serving at the time of filing of this Proxy Statement, our directors and nominees for director as a group; and (4) each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of our common stock.

	Amount and Nature of Shares Beneficially Owned(2)
Name and Address of Beneficial Owners(1)	Number	Percentage
Named Executive Officers, Directors and Nominees
Ryan Steelberg(3)	6,204,910	6.47%
Michael L. Zemetra(4)	354,481	*
Michael Keithley(5)	60,000	*
Knute P. Kurtz(6)	148,121	*
Francisco Morales(7)	37,500	*
Richard H. Taketa(8)	188,952	*
Michael Zilis(9)	102,475	*
All executive officers, directors and nominees as a group (7 persons)(10)	7,096,439	7.37%
5% Stockholders
Esousa Group Holdings LLC and affiliate(11) 211 East 43rd Street, Suite 402 New York, NY 10017	9,928,303	9.99%

*	Less than 1%
(1)	Unless otherwise indicated, the business address of each holder is c/o Veritone, Inc., 5291 California Avenue, Suite 350, Irvine, CA 92617.
(2)
The beneficial ownership is calculated based on 92,953,666 shares of our common stock outstanding as of April 21, 2026. Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants, RSUs and/or other rights held by that person that are exercisable and/or will be settled within 60 days after April 21, 2026 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage of each other person. To our knowledge, except pursuant to applicable community property laws or as otherwise indicated herein, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name, and none of such persons has pledged such shares as security for any obligation.

(3)
Includes (i) 605,869 shares of common stock held by Ryan Steelberg; (ii) 2,003,349 shares of common stock held by RVH, LLC; (iii) 215,174 shares of common stock held by The RSS Living Trust; (iv) 366,300 shares of restricted common stock held by The RSS Living Trust; (v) warrants to purchase 21,550 shares of common stock held by The RSS Living Trust; and (vi) 2,992,668 shares of common stock subject to outstanding options that are exercisable within 60 days after April 21, 2026. Ryan Steelberg is the sole member and manager of RVH, LLC and, as such, has sole voting and dispositive power over all shares held by RVH, LLC. Ryan Steelberg is the trustee of The RSS Living Trust and, as such, is deemed to have shared voting and dispositive power over all of the shares and options held by The RSS Living Trust.

(4)	Includes (i) 174,481 shares of common stock held by Mr. Zemetra and (ii) 180,000 shares of common stock subject to outstanding options that are exercisable within 60 days after April 21, 2026.
(5)	Includes (i) 30,000 shares of common stock held by Mr. Keithley and (ii) 30,000 shares of common stock that may be acquired upon the vesting of RSUs within 60 days after April 21, 2026.
(6)
Includes (i) 109,433 shares of common stock held by Mr. Kurtz; (ii) 30,000 shares of common stock that may be acquired by Mr. Kurtz upon the vesting of RSUs within 60 days after April 21, 2026; and (iii) 8,688 shares of common stock subject to outstanding options that are exercisable within 60 days after April 21, 2026.

(7)	Includes (i) 7,500 shares of common stock held by Mr. Morales and (ii) 30,000 shares of common stock that may be acquired by Mr. Morales upon the vesting of RSUs within 60 days after April 21, 2026.
(8)
Includes (i) 79,416 shares of common stock held by Mr. Taketa; (ii) 30,000 shares of common stock that may be acquired by Mr. Taketa upon the vesting of RSUs within 60 days after April 21, 2026; (iii) 70,848 shares of common stock held by Mr. Taketa and his spouse as trustees of a family trust; and (iv) 8,688 shares of common stock subject to outstanding options that are exercisable within 60 days after April 21, 2026.

(9)	Includes (i) 72,475 shares of common stock held by Mr. Zilis and (ii) 30,000 shares of common stock that may be acquired by Mr. Zilis upon the vesting of RSUs within 60 days after April 21, 2026.
(10)
Includes (i) an aggregate of 3,734,845 shares of common stock held directly or indirectly by our executive officers, directors and nominees, as described in footnotes (1) through (9) above, (ii) 150,000 shares of common stock that may be acquired by our executive officers, directors and nominees upon the vesting of RSUs within 60 days after April 21, 2026; (iii) warrants to purchase 21,550 shares of common stock and (iii) 3,190,044 shares of common stock subject to outstanding options that are exercisable within 60 days after April 21, 2026.

(11)
The holder has sole voting and dispositive power with respect to 9,928,303 shares of common stock and has shared voting and dispositive power with respect to 0 shares of common stock. This amount consists of 9,928,303 shares of common stock. Michael Wachs is the managing member of the holder. The beneficial ownership information reflected in the table is included in the Schedule 13G filed by the holder with the SEC on July 15, 2025.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely upon the review of reports filed electronically with the SEC during, or with respect to, fiscal year 2025, and written representations that no other reports were required, all of our officers, directors and greater than ten percent stockholders have complied with all applicable Section 16(a) filing requirements during the year ended December 31, 2025, except that Ryan Steelberg reported one transaction on a late Form 4 filing and Francisco Morales reported one transaction on a late Form 4 filing.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has selected CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Neither our Bylaws nor the DGCL requires the approval by our stockholders of the selection of our independent registered public accounting firm, but in view of the importance of the financial statements to stockholders, our Board deems it desirable that our stockholders ratify the selection of such firm.
A representative of CBIZ will attend the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions submitted by stockholders. We do not expect representatives of Grant Thornton to be present at the Annual Meeting. If this proposal is not approved, the Audit Committee will reconsider its selection of our independent registered public accounting firm. Because the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the ultimate decision to retain or appoint CBIZ in the future as our independent registered public accounting firm will be made by the Audit Committee based upon the best interests of Veritone at that time.
Change in Independent Registered Public Accounting Firm
On April 23, 2026, the Audit Committee appointed CBIZ as our independent registered public accounting firm for the fiscal year ended December 31, 2026, replacing Grant Thornton LLP (“Grant Thornton”), who audited our financial statements for the fiscal year ended December 31, 2025. Also on April 23, 2026, we notified Grant Thornton that it was being dismissed as our independent registered public accounting firm, effective immediately. The decision to dismiss Grant Thornton and retain CBIZ was at the direction of and approved by the Audit Committee.
The audit reports of Grant Thornton on our consolidated financial statements for each of the two most recent fiscal years ended December 31, 2024 and December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except Grant Thornton’s report on our consolidated financial statements as of and for the fiscal years ended December 31, 2024 and December 31, 2025 included explanatory paragraphs indicating that there was substantial doubt about our ability to continue as a going concern.
During our two most recent fiscal years ended December 31, 2024 and December 31, 2025 and during the subsequent interim period from January 1, 2026 through April 23, 2026, (i) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except that, as reported in Part II, Item 9A of our Annual Report on Form 10-K for the fiscal years ended December 31, 2024 (items (a) through (d) below) and December 31, 2025 (items (a) through (e) below), we reported material weaknesses in our internal control over financial reporting related to (a) our not maintaining appropriately designed entity-level controls impacting the control environment or monitoring controls to prevent or detect material misstatements to our consolidated financial statements. Specifically, these deficiencies were attributed to (i) a lack of a sufficient number of qualified resources to perform control activities and (ii) insufficient risk assessment and monitoring activities as a result of untimely or ineffective identification of internal control risks to properly design, test, implement and assess effective internal controls over financial reporting, (b) our not maintaining appropriately designed controls over the consolidation process and review of financial statements specifically pertaining to our design of controls to determine proper accounting for certain foreign exchange transactions and translation between us and certain foreign subsidiaries, (c) our not maintaining appropriately designed controls over information technology general controls (“ITGCs”) in the areas of user access and change-management over certain information technology (“IT”) systems that support our financial reporting processes. Our business process automated and manual controls that are dependent on the affected ITGCs were also deemed ineffective because they could have been adversely impacted, (d) a lack of an effective information and communication process to identify and assess the source of and controls necessary to ensure the reliability of information used in financial reporting and for providing information required for effective activity level controls and (e) our not maintaining appropriately designed controls over revenue recognition, specifically as it relates to the determination of the appropriate accounting for non-routine revenue transactions. As further reported in Part II, Item 9A of our 2025 Annual Report, management is undertaking efforts to remediate these material weaknesses. We have authorized Grant Thornton to respond fully to the inquiries of the successor accountant concerning the subject matter of each of such reportable events.

During the two most recent fiscal years ended December 31, 2024 and December 31, 2025 and during the subsequent interim period from January 1, 2026 through April 23, 2026, neither we nor anyone on our behalf has consulted with CBIZ regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that CBIZ concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are defined in Regulation S-K Item 304(a)(1)(iv) and (v), respectively.
We previously provided Grant Thornton with a copy of the disclosures regarding this change in independent registered public accounting firm reproduced in this Proxy Statement and we received a letter from Grant Thornton addressed to the SEC stating that they agree with the above statements. A copy of this letter was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on April 28, 2026.
Principal Accountant Fees and Services
The table below reflects the aggregate fees billed for audit, audit-related, tax and other services rendered by Grant Thornton for our fiscal years ended December 31, 2025 and 2024.

Fee Category	Year Ended December 31, 2025	Year Ended December 31, 2024
Audit Fees	$3,155,350	$2,769,980
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$3,155,350	$2,769,980

Audit Fees
Audit fees billed by Grant Thornton for 2025 and 2024 consisted of fees for professional services rendered for: (i) the audit of our annual consolidated financial statements; (ii) the review of our consolidated financial statements included in our quarterly reports on Form 10-Q and annual report on Form 10-K; (iii) the review of our registration statements filed with the SEC in 2025 and 2024; and (iv) reviews related to other filings with the SEC.
Audit-Related Fees
No audit-related services were rendered by Grant Thornton for 2025 or 2024.
Tax Fees
No tax related services were rendered by Grant Thornton for 2025 or 2024.
All Other Fees
No other services were rendered by Grant Thornton for 2025 or 2024.
Audit Committee Pre-Approval Policies and Procedures
Consistent with SEC rules, the Audit Committee has the responsibility for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm. As such, the Audit Committee has established a policy of pre-approving all audit and permissible non-audit services provided to us by our independent registered public accounting firm. Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise that make it necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval prior to engagement. All audit services provided by Grant Thornton during 2025 and 2024 were approved by the Audit Committee pursuant to this policy.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
The Audit Committee reviewed and discussed the services, in addition to audit services, rendered by Grant Thornton during 2025 and 2024, as well as the fees paid therefor, and has determined that the provision of such other services by Grant Thornton, and the fees paid therefor, were compatible with maintaining Grant Thornton’s independence.
Vote Required for the Ratification of the Appointment of our Independent Registered Public Accounting Firm
Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting. Abstentions will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The Audit Committee operates under a written charter adopted by the Board, which describes this and the other responsibilities of the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and internal controls over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. Grant Thornton, the Company’s independent registered public accounting firm for fiscal year 2025, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles and internal controls over financial reporting. The Audit Committee has discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence and has discussed with Grant Thornton its independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC. This report is submitted by Knute P. Kurtz, Richard H. Taketa and Michael Zilis.
The Audit Committee
Knute P. Kurtz, Chairman
Richard H. Taketa
Michael Zilis
The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

PROPOSAL THREE
APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED
EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, which was amended pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), we are asking stockholders to approve a non-binding advisory resolution approving the compensation paid to our named executive officers, as disclosed in the section titled “Executive Compensation” pursuant to Item 402 of Regulation S-K under the Exchange Act, including the compensation tables and narrative discussion set forth therein.
Our executive compensation program is designed to attract and retain the high caliber executives required for the success of our business; to reward these executives for strong financial and operating performance; and to align their interests with those of our stockholders to incentivize them to create long-term stockholder value. Our Board believes that our compensation program is appropriately designed to accomplish these objectives.
We encourage our stockholders to read the “Executive Compensation” section, which describes key elements of our executive compensation program.
At the 2023 annual meeting of stockholders, our stockholders indicated, by a non-binding advisory vote, that they agreed with our Board’s recommendation that we solicit a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as “say-on-pay,” every year. Our Board has adopted a policy that is consistent with that preference and, accordingly, we are holding a say-on-pay vote at this annual meeting. A “say-on-frequency” vote is required at least every six years and, as such, our next say-on-frequency vote will be no later than 2029.
We are asking stockholders to approve the following advisory resolution at the Annual Meeting:
RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s Named Executive Officers set forth under “Executive Compensation,” and the related compensation tables and narratives in the Proxy Statement for the 2026 Annual Meeting of Stockholders.
This proposal to approve the compensation paid to our executive officers is advisory only and will not be binding on the Company, our Board or the Compensation Committee, and will not be construed as overruling a decision by or creating or implying any additional fiduciary duty for the Company, our Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our executive officers.
Vote Required for the Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers
Approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR
APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK
Overview
The Board is requesting stockholder approval of an amendment (the “Authorized Share Amendment”) to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 150,000,000 shares to 225,000,000 shares. The Certificate of Incorporation was filed with the Delaware Secretary of State on May 17, 2017 and originally authorized 75,000,000 shares of common stock. The number of authorized shares of common stock under our Certificate of Incorporation was increased from 75,000,000 shares to 150,000,000 shares in June 2025.
The additional common stock to be authorized by adoption of the Authorized Share Amendment will have rights identical to our currently outstanding common stock. Adoption of the Authorized Share Amendment will not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock available for future issuance, which would result in dilution of the earnings per share and voting rights of current holders of our common stock.
The Authorized Share Amendment would amend the first sentence of Article IV of the Certificate of Incorporation to read as follows (insertions shown by underline and deletions shown by strikethrough):
The total number of shares of capital stock which the Corporation shall have authority to issue is  ~~151,000,000~~  226,000,000, of which (i)  ~~150,000,000~~  225,000,000 shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) 1,000,000 shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).
The remainder of Article IV of the Certificate of Incorporation will not be impacted by the Authorized Share Amendment. Stockholders should review the Authorized Share Amendment above, together with the existing Certificate of Incorporation, which is included as an exhibit to our 2025 Annual Report filed with the SEC on April 15, 2026.
Rationale
As of March 31, 2026, we had 150,000,000 authorized shares of our common stock with 92,921,324 shares of our common stock outstanding and 19,763,207 shares of our common stock reserved for issuance as described below under “—Existing Reserves as of March 31, 2026.” As a result, as of March 31, 2026, we only had authorized 37,315,469 shares of unissued, unreserved common stock available for issuance.
The Board believes that it is in our best interest and the best interest of our stockholders for the Board to have shares of our common stock available for issuance, thereby providing flexibility to use our capital stock for business and financial purposes in the future. Such shares of common stock may be used for various purposes without further stockholder approval. These purposes may include raising capital, providing equity incentives to employees, officers or directors, and establishing strategic relationships with other companies. To date, we have funded our operations principally through our operations, the issuance of common stock, warrants and convertible notes, and debt. In the future, we will require additional financing to fund working capital and pay our obligations and we may pursue financing opportunities through the issuance of debt or equity. As noted in our 2025 Annual Report, there exists a substantial doubt regarding our ability to continue as a going concern for a period of at least one year from the date of issuance of the consolidated financial statements as of and for the year ended December 31, 2025. Maintaining our ability to raise additional financing through an issuance of our common stock is therefore important to our continued operations. If the Authorized Share Amendment is not approved by our stockholders, we may not have sufficient unissued and unreserved authorized shares to engage in such transactions.
The additional shares of our common stock that would become available for issuance if the Authorized Share Amendment is approved could also be used to oppose a hostile takeover attempt or to delay or prevent changes in our control or in our management. For example, if the Authorized Share Amendment is approved, the Board could strategically sell shares of our common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although the Authorized Share Amendment to increase our authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), our stockholders should be aware that approval of the Authorized Share Amendment could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

If the Authorized Share Amendment is approved, no further action by stockholders would be necessary prior to the issuance of additional shares of common stock unless required by applicable law or applicable Nasdaq rules.
Existing Reserves as of March 31, 2026:
•
1,240,086 shares of common stock issuable upon the conversion of our Convertible Notes, based on $45,580,000 principal amount outstanding of the Convertible Notes and the initial conversion rate of 27.2068 shares of common stock per $1,000 principal amount of Convertible Notes;

•	2,508,683 shares of common stock issuable upon the exercise of warrants outstanding with an exercise price of $2.576 per share;
•	145,945 shares of common stock issuable upon the exercise of warrants outstanding, with an exercise price of $13.61 per share;
•	3,160,552 shares of common stock issuable pursuant to outstanding awards granted under our 2014 Plan;
•	1,066,291 shares of common stock issuable pursuant to outstanding awards granted under our 2017 Plan;
•	3,353,325 shares of common stock issuable pursuant to outstanding awards granted under our 2018 Plan;
•	415,333 shares of common stock issuable pursuant to outstanding awards granted under the Inducement Grant Plan;
•	507,220 shares of common stock reserved for future issuance under the Inducement Grant Plan;
•	2,927,365 shares of common stock issuable pursuant to outstanding awards granted under our 2023 Plan;
•	3,111,523 shares of common stock reserved for future issuance under the 2023 Plan; and
•	1,326,884 shares of common stock reserved for future issuance under the ESPP.
Effectiveness of Authorized Share Amendment
If approved by our stockholders, the Authorized Share Amendment will become effective upon filing a revised Certificate of Incorporation reflecting the Authorized Share Amendment with the Delaware Secretary of State, which would be completed promptly after the Annual Meeting.
If our stockholders do not approve the Authorized Share Amendment, the number of authorized shares of our common stock will remain 150,000,000 shares and an amendment to our Certificate of Incorporation reflecting the Authorized Share Amendment will not be filed with the Delaware Secretary of State.
The Board retains the discretion to abandon, and not implement, the Authorized Share Amendment at any time before it becomes effective, even if it is approved by our stockholders.
Vote Required for the Approval of Authorized Share Amendment
Approval of the Authorized Share Amendment requires the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting. Abstentions will have no effect on this proposal.
The approval of the Authorized Share Amendment under this Proposal 4 is not conditioned on the approval of any other proposals herein.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL FIVE
APPROVAL OF A SECOND AMENDMENT AND RESTATEMENT
OF THE 2023 EQUITY INCENTIVE PLAN
Overview
The Board is requesting stockholder approval of a second amendment and restatement of the 2023 Plan. We refer to the amended and restated 2023 Plan in this proxy statement as the “Second Amended 2023 Plan.”
The 2023 Plan was originally approved by our Board on March 30, 2023, and by our stockholders at the 2023 Annual Meeting on June 8, 2023. Thereafter, an amendment and restatement of the 2023 Plan (the “Amended 2023 Plan”) was approved by our Board on March 17, 2025, and by our stockholders at the 2025 Annual Meeting on June 13, 2025. The Second Amended 2023 Plan was approved by our Board on April 27, 2026, subject to stockholder approval at this Annual Meeting. We are seeking stockholder approval of the Second Amended 2023 Plan to increase the number of shares available thereunder by 3,000,000 shares, which will allow us to grant equity awards at levels determined appropriate by our Board or Compensation Committee.
The Second Amended 2023 Plan allows us to grant a broad array of equity incentives and performance cash incentives to secure and retain the services of our employees, consultants and directors, and to provide long-term incentives that align the interests of our employees, consultants and directors with the interests of our stockholders. Our Board believes that the Second Amended 2023 Plan is an integral part of our long-term compensation philosophy and that the 2023 Plan is necessary to continue providing appropriate levels and types of equity compensation. Equity compensation aligns the interests of our employees, directors and consultants with our stockholders and is a key component in attracting and retaining top talent. Granting equity compensation is a common element of compensation offered by our competitors and is a highly-valued benefit that is necessary for us to effectively compete in our markets.
We currently make equity award grants under the Amended 2023 Plan and the Inducement Grant Plan. As of March 31, 2026, there are 3,111,523 shares available for equity award grants under the Amended 2023 Plan, and the Inducement Grant Plan can only be used for grants to new employees (it cannot be used to make grants to retain existing employees or generally to make grants to consultants or directors).
If the Second Amended 2023 Plan is not approved by our stockholders, the existing Amended 2023 Plan and the Inducement Grant Plan will continue in effect, but we will be limited in the grants that we will be able to make to consultants, directors and existing employees, as well as new employees in light of our future growth plans, and we anticipate that there will be no shares available under the Amended 2023 Plan to make additional equity grants in less than one year. These circumstances would place us in a materially disadvantageous position when compared with our competitors, resulting in challenges with respect to employee acquisition and retention. It is essential that we continue the use of equity compensation to effectively position ourselves in the market and allow us to hire the best candidates for open positions and retain our most skilled employees, in each case to enable us to achieve our strategic objectives, which include increasing stockholder value by growing our business. Without the approval of the Second Amended 2023 Plan and an additional share reserve, we will be less able to compete effectively in this highly competitive market. This could ultimately result in the loss of critical talent and inhibit our ability to meet our future growth objectives. In addition, we may be required to increase the cash compensation components of our compensation program to offset our inability to provide equity-based compensation.
Rationale
The Second Amended 2023 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect best practices including:
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No evergreen. The Second Amended 2023 Plan does not contain an evergreen feature to automatically increase the size of the share pool available for issuance under the Second Amended 2023 Plan. Stockholder approval is required to increase the shares available under the Second Amended 2023 Plan.

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No “liberal” change in control definition. The Transaction definition in the Second Amended 2023 Plan is not a “liberal” definition. A change in control transaction must actually be consummated for the change in control provisions in the Second Amended 2023 Plan to be triggered.

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No repricing without stockholder approval. The Second Amended 2023 Plan does not permit the “repricing” of stock options and SARs without stockholder approval. This includes a prohibition on cash buyouts of underwater options or SARs and “reloads” in connection with the exercise of options or SARs.

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Limit on non-employee director compensation. The aggregate value of all cash and equity-based compensation paid or granted by us to any individual for service as a non-employee director of our Board with respect to any fiscal year of the Company will not exceed (i) $750,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board during such fiscal year, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

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Awards subject to forfeiture/clawback. Awards granted under the Second Amended 2023 Plan are subject to recoupment in accordance with the clawback policy adopted by the Company pursuant to Nasdaq listing standards and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act.

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Stock Ownership and Holding Guidelines. Shares issued pursuant to the Second Amended 2023 Plan are subject to the Company’s stock ownership guidelines. Our CEO is required to hold equity equal to three times base salary and our other named executive officers are required to hold equity equal to one-time base salary. Once the initial five-year compliance period has ended, executives are required to retain at least 50% of vested equity until individual stock ownership guidelines are achieved.

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Plan Flexibility. We may continue to grant stock options, stock appreciation rights, direct stock issuances, restricted stock, restricted stock units and other stock-based awards, as well as awards that are subject to performance vesting conditions, such as performance-based restricted stock units.

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Administration by independent committee. The Second Amended 2023 Plan will be administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the Nasdaq listing standards.

Overhang and Burn Rate
In determining the size of the share request under the Second Amended 2023 Plan, our Compensation Committee considered, among other things, our outstanding equity awards, our burn rate, our stock price and volatility, our projected recruiting and retention needs, the potential dilution of our equity compensation program, the voting guidelines of certain institutional investors and proxy advisory firms, and the advice of the Compensation Committee’s independent compensation consultant. The results of this comprehensive analysis were presented to the Compensation Committee and the Board of Directors for its consideration. We continue to believe that equity awards are a vital part of our overall compensation program. However, we recognize that equity awards dilute existing stockholders, and therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward and retain employees. The tables below show our overhang and burn rate information.
Overhang
Our overhang is driven largely by historical stock option grants that have been made to current employees which are “out-of-the-money” as of March 31, 2026, and remain unexercised. Given the volatility in our stock and current global market conditions, it is difficult to predict when, or if, our overhang will be reduced either by the exercise of options when they become “in-the-money” or the separation of those employees who hold these stock options which will result in forfeiture after ninety days. The following table provides certain additional information regarding our equity incentive program.

As of March 31, 2026
Total number of shares subject to outstanding stock options(1)	7,912,514
Weighted-average exercise price of outstanding stock options	$13.12
Weighted-average remaining term of outstanding stock options	2.74
Total number of shares subject to outstanding full value awards(2)	3,010,352
Total number of shares available for grant under the 2014 and 2017 Plans	—
Total number of shares outstanding	92,921,324
Per-share closing price of common stock as reported on Nasdaq Global Market	$1.97

(1)
Includes: (i) 3,160,552 stock option awards held by current and certain former employees granted under the 2014 Plan, including 3,134,456 awards held by Chad Steelberg and Ryan Steelberg; (ii) 1,062,416 stock option awards held by current and certain former employees granted under the 2017 Plan, including 204,044 stock option awards held by Chad Steelberg and Ryan Steelberg; (iii) 3,353,325 stock option awards held by current and certain former employees granted under the 2018 Plan, including 3,167,325 stock option awards held by Chad Steelberg and Ryan Steelberg; (iv) 306,958 stock option awards held by current and certain former employees granted under the Inducement Grant Plan; and (v) 29,263 stock option awards held by current and certain former employees granted under the 2023 Plan, none of which are held by Chad Steelberg or Ryan Steelberg, in all cases which are “out-of-the-money” as of March 31, 2026 and remain unexercised.
(2)
Includes: (i) 3,875 shares subject to outstanding full value awards held by current and certain former employees granted under the 2017 Plan, including no awards held by Chad Steelberg and Ryan Steelberg; (ii) 108,375 shares subject to outstanding full value awards held by current and certain former employees granted under the Inducement Grant Plan, including no awards held by Chad Steelberg and Ryan Steelberg; and (iii) 2,898,102 shares subject to outstanding full value awards held by current and certain former employees granted under the 2023 Plan, including 1,233,328 awards held by Ryan Steelberg and Chad Steelberg. For performance-based awards, the amount shown reflects the target number of shares issuable pursuant to such awards.

Burn Rate
The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal years 2023, 2024 and 2025. We use our burn rate to measure the potential life expectancy of our equity plan and stockholder dilution. Our burn rate experience is summarized in the table below, which provides data on our share usage under our equity plans for the last three fiscal years.
Our burn rate is calculated as the total amount of equity granted in any year, divided by the weighted average number of common shares outstanding as of the end of each fiscal year. For purposes of this calculation, stock options and restricted stock unit awards were counted in the year granted.
We manage our burn rate closely to ensure efficient use of our available equity in making grants to our employees, non-executive board members and consultants. Our burn rate in recent years has been impacted by, among other factors, volatility in our stock price, the number of shares we have outstanding and the granting of new-hire equity awards, including to senior executives as we built out our executive leadership team. Nevertheless, our burn rate declined substantially from 2023 to 2025 due to our careful management and stewardship of our equity program. Our future burn rate will depend on a number of factors, including the number of participants in the Second Amended 2023 Plan, our stock price, changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events and the compensation practices of our competitors or changes in compensation practices in the market generally.

	Fiscal Year
	2025	2024	2023
Total number of shares subject to stock options granted	—	—	288,893
Total number of shares subject to full value awards granted(1)	1,758,190	1,304,835	2,111,936
Less: Forfeitures	(971,290)	(836,235)	(533,509)
Total number of shares subject to stock options and shares subject to full value awards granted	786,900	468,600	1,867,320
Weighted-average number of shares outstanding	63,315,653	38,034,546	36,909,919
Net Burn Rate(2)	1.2%	1.2%	5.1%
Three Year Average of Net Burn Rate(2)			2.5%

(1)	For performance-based awards, amount reflects target number of shares issuable pursuant to such awards.
(2)	“Net Burn Rate” is defined as the number of equity awards granted in the year, less the number of equity awards forfeited in the year, divided by weighted average number of shares outstanding.
Description of the Second Amended 2023 Plan
The material features of the Second Amended 2023 Plan are described below. The following description of the Second Amended 2023 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Second Amended 2023 Plan. Stockholders are urged to read the actual text of the Second Amended 2023 Plan in its entirety, which is included as Appendix A.
General. The Second Amended 2023 Plan provides for the grant of incentive stock options to our employees and employees of certain affiliates, and for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards, and other forms of stock awards to our employees, directors and consultants and the employees and consultants of our affiliates.
Authorized Shares and Share Counting Provisions. Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Second Amended 2023 Plan will not exceed the sum of (i) 3,000,000 new shares, plus (ii) the 2,500,000 shares reserved for issuance under the 2023 Plan at the time it was first amended and restated in 2025, plus (ii) the 2,500,000 shares reserved for issuance under the 2023 Plan at the time it was originally adopted in 2023, plus (iii) the available reserve under the 2014 Plan and the 2017 Plan (the 2017 Plan together with the 2014 Plan, the “Prior Plans”) as of the effective date of the original 2023 Plan, plus (iv) the Prior Plans’ Returning Shares (defined below), as such shares become available from time to time.
The term “Prior Plans’ Returning Shares” refers to the following shares of our common stock subject to any outstanding award granted under the 2014 Plan or 2017 Plan and that following the effective date of the original 2023 Plan: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.
The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of incentive stock options is 2,000,000 shares.
The following actions will not result in an issuance of shares under the Second Amended 2023 Plan and accordingly do not reduce the number of shares subject to the share reserve and available for issuance under the Second Amended 2023 Plan: (1) the expiration or termination of any portion of an award without the shares covered by such portion of the award having been issued, (2) the settlement of any portion of an award in cash, (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an award, or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an award.
The following shares previously issued pursuant to an award and accordingly initially deducted from the Share Reserve will be added back to the share reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares, (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an award, and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an award.
Plan Administration. Our Board, or a duly authorized committee of our Board, administers the Second Amended 2023 Plan. Our Board may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under the Second Amended 2023 Plan, our Board has the authority to determine the terms of awards, including recipients, the exercise, purchase or strike price of stock awards, if any, the number of shares subject to each stock award, the fair market value of a share, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the award and the terms of the award agreements.
No Repricing Without Stockholder Approval. Under the Second Amended 2023 Plan, the plan administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.
Dividends and Dividend Equivalents. The Second Amended 2023 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to an award, as determined by the plan administrator and contained in the applicable award agreement.
Stock Options. Incentive stock options and non-statutory stock options are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Second Amended 2023 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share on the date of grant. Options granted under the Second Amended 2023 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board, or a duly authorized committee of our Board, and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator or in any other form of consideration set forth in the restricted stock unit award agreement. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.
Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us or any other form of legal consideration that may be acceptable to our Board, or a duly authorized committee of our Board, and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ceases for any reason, we may receive through a forfeiture condition or a repurchase right any or all the shares held by the participant that have not vested as of the date the participant terminates service with us.
Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of a share on the date of grant. A stock appreciation right granted under the Second Amended 2023 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.
Performance Awards. The Second Amended 2023 Plan permits the grant of performance-based stock and cash awards. Our Compensation Committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.
Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our shares. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.
Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Second Amended 2023 Plan, (2) the class and maximum number of shares that may be issued upon the exercise of incentive stock options, (3) the class and maximum number of shares subject to stock awards that can be granted in a calendar year and (4) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.
Corporate Transaction and Change in Control
The following provisions will apply to outstanding awards under the Second Amended 2023 Plan in the event of a corporate transaction (as defined in the Second Amended 2023 Plan) or a change in control (as defined in the Second Amended 2023 Plan) unless otherwise provided in the instrument evidencing the award, in any other written agreement between us or one of our affiliates and the participant, or in our director compensation policy. For purposes of this Proposal 5, the term “Transaction” will mean such corporate transaction or change in control.
In the event of a Transaction, any surviving or acquiring corporation (or its parent company) may assume or continue any or all outstanding awards under the Second Amended 2023 Plan, or may substitute similar stock awards for such outstanding awards (including, but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction), and any reacquisition or repurchase rights held by the Company in respect of shares issued pursuant to any outstanding awards under the Second Amended 2023 Plan may be assigned by the Company to the surviving or acquiring corporation (or its parent company).
In the event of a Transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the Second Amended 2023 Plan, or substitute similar stock awards for such outstanding awards, then with respect to any such awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the Transaction (the “Current Participants”), the vesting (and exercisability, if applicable) of such awards will be accelerated in full (and with respect to any such awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the target level of performance to a date prior to the effective time of the Transaction (contingent upon the closing or completion of the Transaction) as the plan administrator will determine, and such awards will terminate if not exercised (if applicable) prior to the effective time of the Transaction in accordance with the exercise procedures determined by the plan administrator, and any reacquisition or repurchase rights held by the Company with respect to such awards will lapse (contingent upon the closing or completion of the corporate transaction).
In the event of a Transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the Second Amended 2023 Plan, or substitute similar stock awards for such outstanding awards, then with respect to any such awards that have not been assumed, continued or substituted and that are held by participants other than the Current Participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such awards will not terminate and may continue to be exercised notwithstanding the Transaction.
In the event any outstanding award under the Second Amended 2023 Plan held by a participant will terminate if not exercised prior to the effective time of a Transaction, the plan administrator may provide that the participant may not exercise such award but instead will receive a payment, in such form as may be determined by the plan administrator, equal in value to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of such award immediately prior to the effective time of the Transaction, over (ii) any exercise price payable by the participant in connection with such exercise.
Transferability. A participant may not transfer stock awards under the Second Amended 2023 Plan other than by will, the laws of descent and distribution or as otherwise provided under the Second Amended 2023 Plan.
Plan Amendment or Termination. Our Board has the authority to amend, suspend or terminate the Second Amended 2023 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our Board adopted the Second Amended 2023 Plan. No stock awards may be granted under the Second Amended 2023 Plan while it is suspended or after it is terminated.
U.S. Federal Income Tax Consequences
The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Second Amended 2023 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.
Non-statutory Stock Options
Generally, there is no taxation upon the grant of a non-statutory stock option if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.
Incentive Stock Options
The Second Amended 2023 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option (“ISO”) (although, in certain circumstances, there may be an item of adjustment included for alternative minimum tax purposes). If the optionholder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are generally allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Restricted Stock Unit Awards
Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Stock Appreciation Rights
We may grant under the Second Amended 2023 Plan stock appreciation rights separate from any other award or in tandem with other awards under the Second Amended 2023 Plan. Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Section 162(m)
Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m).
New Plan Benefits
Except as set forth below, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors and employees under the Second Amended 2023 Plan. We do not presently have any current plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares under the Second Amended 2023 Plan except as set forth below with respect to non-employee directors and Mr. Steelberg, our President, Chief Executive Officer and Chairman of the Board. As of March 31, 2026, we have approximately 442 employees, zero consultants and five non-employee directors who would be eligible to receive grants under the Second Amended 2023 Plan. We do not currently engage any consultants to whom we intend to make equity grants.

Awards granted under the Second Amended 2023 Plan to our non-employee directors are not subject to set benefits or amounts under the terms of the Second Amended 2023 Plan itself. However, our director compensation policy provides for certain equity award grants to our non-employee directors. On and after the date of the Annual Meeting, if this Proposal 5 is approved by our stockholders, any such equity award grants to non-employee directors will be made under the Second Amended 2023 Plan. If this Proposal 5 is not approved by our stockholders, any such equity award grants to non-employee directors will be made under the existing Amended 2023 Plan, and thus we do not expect such grants to be contingent on the approval of the Second Amended 2023 Plan. However, because the number of shares of common stock underlying such awards is not currently determinable, if this Proposal 5 is not approved by our stockholders we may not be able to provide such awards in full or at all. For additional information regarding our current compensation program for non-employee directors, please see “Director Compensation.”
As described in more detail below in “Proposal 6: Approval of CEO Strategic Awards”, on May 11, 2026, our Compensation Committee and the disinterested members of our Board each approved the grant of a time-based RSU award and performance-based RSU award to Ryan Steelberg, our President, Chief Executive Officer, and Chairman of the Board (such awards referred to in this proxy statement as the “CEO Strategic Awards”), subject to stockholder approval of the CEO Strategic Awards and this Proposal 5. If our stockholders do not approve both Proposal 5 and Proposal 6, the grant of the CEO Strategic Awards will not become effective and will be of no further force or effect.
The following table sets forth certain information regarding the future benefits under the Second Amended 2023 Plan described above.

Name of Individual or Group and Position	Dollar Value	Number of Units
Ryan Steelberg, President, Chief Executive Officer and Chairman of the Board	$4,125,500(1)	1,850,000(2)
Michael L. Zemetra Executive Vice President, Chief Financial Officer and Treasurer	—	—
All current executive officers, as a group	$4,125,500	1,850,000
All current directors who are not executive officers, as a group	—	—
All employees who are not executive officers, as a group	—	—

(1)	Represents the maximum aggregate number of shares subject to the CEO Strategic Awards of 1,850,000 shares multiplied by our closing stock price on May 11, 2026 of $2.23.
(2)
Represents the aggregate number of shares of our common stock subject to the CEO Strategic Awards, which consist of a time-based RSU award subject to 925,000 shares of our common stock and a performance-based RSU award subject to 925,000 shares of our common stock.

Awards Granted under the Amended 2023 Plan
The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the Amended 2023 Plan as of March 31, 2026.

Name and Position	Number of Shares
Ryan Steelberg President and Chief Executive Officer; Chairman of the Board of Directors	1,936,137
Michael L. Zemetra Executive Vice President, Chief Financial Officer and Treasurer	618,396

All current executive officers as a group	2,554,533
All current directors who are not executive officers as a group	319,975
Each nominee for election as a director:
Ryan Steelberg	1,936,137
Francisco Morales	37,500

Each associate of any executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of awards	—
All employees, including all current officers who are not executive officers, as a group	2,583,380

Effectiveness of the Second Amended 2023 Plan
If approved by our stockholders, the Second Amended 2023 Plan will become effective as of the date of the Annual Meeting.
If our stockholders do not approve the Second Amended 2023 Plan, it will not become effective and the Amended 2023 Plan will continue in its current form.
The Board retains the discretion to abandon, and not implement, the Second Amended 2023 Plan at any time before it becomes effective.
Vote Required for the Approval of the Second Amended 2023 Plan
Approval of the Second Amended 2023 Plan requires the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
APPROVAL OF A SECOND AMENDMENT AND RESTATEMENT OF THE 2023 EQUITY INCENTIVE
PLAN

PROPOSAL SIX
APPROVAL OF THE CEO STRATEGIC AWARDS
Overview
The Board is requesting stockholder approval of the grant of a time-based RSU award and performance-based RSU award to Ryan Steelberg, our President, Chief Executive Officer and Chairman of the Board. Such awards are referred to in this proxy statement as the “CEO Time-Based Award” and the “CEO Performance Award,” respectively, and collectively referred to as the “CEO Strategic Awards”.
On May 11, 2026, our Compensation Committee and the disinterested members of our Board each approved the grant of the CEO Strategic Awards to Mr. Steelberg under our Amended 2023 Plan, subject to stockholder approval of both (1) the CEO Strategic Awards and (2) the Second Amended 2023 Plan (See Proposal 5 above for more information on the requested stockholder approval of the Second Amended 2023 Plan). If both of such stockholder approvals are not obtained at the Annual Meeting, the grant of the CEO Strategic Awards will not become effective and will be of no further force or effect.
The background and process, rationale and the material terms of the CEO Strategic Awards are summarized below.
Background and Process
Our Compensation Committee, in consultation with our compensation consultant, Compensia, designed the CEO Strategic Awards following extensive discussions. The CEO Strategic Awards’ primary objective is to ensure that our Chief Executive Officer is appropriately incentivized to navigate current challenging global market conditions, drive the Company’s business forward with a growth mindset and further align our Chief Executive Officer’s interest with the interests of the Company’s stockholders.
Rationale
After engaging in a rigorous deliberative process over a period of four months and arriving at the terms for the CEO Strategic Awards, the Compensation Committee approved such awards and now recommends that our stockholders approve the CEO Strategic Awards for the following three primary reasons:
•	The CEO Strategic Awards significantly strengthen Mr. Steelberg’s incentives and further align his interests with those of the Company’s other stockholders;
•	The CEO Strategic Awards help ensure Mr. Steelberg’s continued leadership of the Company over the long term and provide him with significant challenges necessary to engage him for the long term; and
•	The CEO Strategic Awards contain challenging and rigorous performance hurdles (as described below) and require the creation of significant stockholder value to be earned.
Description of the CEO Strategic Awards
The material features of the CEO Strategic Awards are described below.
CEO Performance Award

Award Terms	Details
Effective Grant Date	July 7, 2026 (which is the date of the Annual Meeting)

Award Type	Performance-based RSU award

Number of Shares Subject to Award	925,000 shares of our common stock, representing approximately 1% of the total outstanding shares of our common stock as of March 31, 2026.

Performance Years:
“Performance Year 1”: July 7, 2026 through July 7, 2027
“Performance Year 2”: July 7, 2027 through July 7, 2028
“Performance Year 3”: July 7, 2028 through July 7, 2029
Performance Year 1, Performance Year 2 and Performance Year 3 are each sometimes referred to as a “Performance Year” and collectively referred to as the “Performance Years”.

Award Terms	Details
Award Vesting / Milestones
Subject to the “catch up” vesting feature described below, each tranche of approximately one-third of the CEO Performance Award will vest upon certification by the Compensation Committee that the applicable Milestone Price for the corresponding Performance Year has been achieved, as set forth in the table below.

	Performance Year	Tranche Number	Milestone Price	Number of Shares that Vest Upon Achievement of Applicable Milestone Price
	Performance Year 1	1	150% over Base Price	308,333 shares
	Performance Year 2	2	300% over Base Price	308,333 shares
	Performance Year 3	3	450% over Base Price	308,334 shares

	The “Base Price” used to calculate the Milestone Price for each Performance Year is equal to the closing price for a share of our common stock on the Effective Grant Date.

In order for any Milestone Price to be considered achieved, the volume-weighted average closing price of our common stock over the 90-calendar day period ending on the last day of the applicable Performance Year (the “90-day VWAP”) must equal or exceed the Milestone Price. The Compensation Committee will certify achievement of the Milestone Price for the corresponding Performance Year within 30 days following the end of such Performance Year.

Subject to the catch-up vesting feature described below, vesting of each tranche will be determined solely based on performance for the Performance Year that it corresponds such that achievement in excess of a Milestone Price for a Performance Year will not accelerate vesting or otherwise result in the vesting of any tranche of the CEO Performance Award that corresponds to a subsequent Performance Year.

Catch-Up Vesting
If the Milestone Price for a given Performance Year is not achieved and the corresponding tranche of the CEO Performance RSU does not vest, such tranche will remain outstanding and eligible for “catch-up” vesting in a subsequent Performance Year. If, at the conclusion of any subsequent Performance Year, the 90-Day VWAP for such Performance Year equals or exceeds the Milestone for such subsequent Performance Year, any previously unvested tranches of the CEO Performance Award from prior Performance Years will also vest, upon certification by the Compensation Committee. Catch-up vesting shall only occur in connection with a Performance Year in which the then-applicable Milestone Price is achieved; accordingly, achievement of a prior Performance Year’s lower threshold alone in a subsequent Performance Year will not trigger vesting of the tranche that corresponds to the prior Performance Year.

Forfeiture
Following the completion of Performance Year 3 and the determination by the Compensation Committee as to the vesting of Tranche 3 of the CEO Performance Award (and any applicable catch-up vesting), any tranche of the CEO Performance Award that has not vested will be automatically forfeited and returned to the Second Amended 2023 Plan share reserve for future issuance.

Award Terms	Details
Change in Control Treatment/Vesting Acceleration
If a change in control (as defined in the Second Amended 2023 Plan) occurs prior to the last day of Performance Year 3, and Mr. Steelberg remains in continuous service to the Company through immediately prior to the change in control, the then-outstanding and unvested tranches of the CEO Performance Award will no longer vest based on achievement of the applicable Milestone Prices and will instead vest in successive, equal installments on the last day of each Performance Year ending during the period commencing on the date of the closing of the change in control and ending on the last day of Performance Year 3, subject to Mr. Steelberg remaining in continuous service to the Company through each applicable vesting date. If a change in control occurs on or after the last day of Performance Year 3, the Compensation Committee will certify achievement of the Milestone Price that corresponds to Performance Year 3 prior to the closing of the change in control.

The CEO Performance Award is subject to vesting acceleration in the event of a change in control or “corporate transaction” (as defined in the Second Amended 2023 Plan) in which the CEO Performance Award is not assumed or substituted by the acquiring or succeeding entity. For more information about this vesting acceleration, see the section titled “Payments Upon Termination of Employment or Change in Control—Equity Plans—2023 Plan”. In addition, in the event the CEO Performance Award converts to a time-based equity award as described in the paragraph above and is assumed or substituted in a change in control or corporate transaction, it would be subject to vesting acceleration upon certain qualifying terminations of Mr. Steelberg’s employment. For more information about this vesting acceleration, see the section titled “Payments Upon Termination of Employment or Change in Control—2023 Employment Agreements—Ryan Steelberg”.

Continued Service Requirement for Vesting	Vesting of each tranche of the CEO Performance Award is subject to Mr. Steelberg’s continued service through the applicable vesting date.

CEO Time-Based Award

Award Terms	Details
Effective Grant Date	July 7, 2026 (which is the date of the Annual Meeting)

Award Type	Time-based RSU award

Number of Shares Subject to Award	925,000 shares of our common stock, representing approximately 1% of the total outstanding shares of our common stock as of March 31, 2026.

Vesting
The Time-Based CEO Award will vest over three years, with 1/3 of the Time-Based CEO Award vesting on each of the first, second and third anniversary of the Effective Grant Date, subject in each case to Mr. Steelberg’s continued service through the vesting date.

U.S. Federal Income Tax Consequences
The following discussion is a brief summary of the principal United States federal income tax consequences of the CEO Strategic Awards under the Code, as in effect on the date of this proxy statement. The following summary assumes that Mr. Steelberg remains a U.S. taxpayer. The Code and its regulations are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or non-U.S. income and other tax consequences. The specific tax consequences to Mr. Steelberg will depend upon his future individual circumstances.
Tax Effects for Mr. Steelberg.
Mr. Steelberg did not have taxable income from the Compensation Committee’s approval of the CEO Strategic Awards nor will he have taxable income from stockholder approval of the CEO Strategic Awards, if such approval occurs. If and when stock is delivered to Mr. Steelberg in respect of any portion of the CEO Strategic Awards that becomes vested, he will recognize ordinary income in an amount equal to the fair market value of the shares received. Any taxable income recognized in connection with the vesting and settlement of the CEO Strategic Awards by Mr. Steelberg will be subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares of our common stock will be capital gain or loss to Mr. Steelberg.
Tax Effects for the Company.
In most cases, companies are entitled to a tax deduction in an amount equal to the ordinary income recognized by a participant when the participant receives shares in respect of vested RSUs. However, Section 162(m) of the Code limits the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” as defined in Section 162(m) of the Code. No tax deduction is allowed for compensation paid to any covered employee to the extent that the total compensation for that executive exceeds $1,000,000 in any taxable year. Under Section 162(m) of the Code, as most recently amended in December 2017, we expect that Mr. Steelberg will always be a covered employee for purposes of Section 162(m) of the Code. Therefore, in any given year in which Mr. Steelberg receives shares in respect of the vesting of all or part of the CEO Strategic Awards, we will be able to take a tax deduction of only $1,000,000 or less, regardless of the amount of compensation recognized by Mr. Steelberg from the receipt of shares in respect of the vesting of the CEO Strategic Awards.
Effectiveness of the CEO Strategic Awards
If approved by our stockholders, the CEO Strategic Awards will become effective as of the date of the Annual Meeting.
If our stockholders do not approve the CEO Strategic Awards or “Proposal 5: Approval of a Second Amendment and Restatement of the 2023 Equity Incentive Plan”, the CEO Strategic Awards will not become effective.
Vote Required for the Approval of the CEO Strategic Awards
Approval of the CEO Strategic Awards requires the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE CEO STRATEGIC AWARDS.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR OUR
2027 ANNUAL MEETING OF STOCKHOLDERS
Requirements for Proposals to be Considered for Inclusion in Proxy Materials. Stockholders interested in submitting a proposal for inclusion in the proxy materials for our 2027 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in our proxy statement, stockholder proposals must be received no later than January 26, 2027 and must comply with our Bylaws and Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2027 annual meeting of stockholders by more than 30 days from the anniversary of this year’s meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2027 annual meeting of stockholders. Proposals should be sent to the attention of the Secretary, Veritone, Inc., 5291 California Avenue, Suite 350, Irvine, CA 92617.
Requirements for Proposals Not Intended for Inclusion in Proxy Materials and for Nomination of Director Candidates. Stockholders who wish to nominate persons for election to the Board at the 2027 annual meeting of stockholders or who wish to present a proposal at the 2027 annual meeting of stockholders, but whose stockholder proposal will not be included in the proxy materials that we distribute for such meeting, must deliver written notice of the nomination or proposal to our Secretary no earlier than March 9, 2027 and no later than April 8, 2027 (provided, however, that if the 2027 annual meeting of stockholders is more than 30 days before or more than 60 days after the anniversary of this year’s meeting, nominations and proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2027 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made). The stockholder’s written notice must include certain information concerning the stockholder and each nominee as specified in our Bylaws. In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 annual meeting of stockholders must deliver written notice to the Company setting forth the information required by Rule 14a-19 under the Exchange Act. If a stockholder’s written notice is not received between the dates specified above and does not satisfy these additional informational requirements, the notice will not be considered properly submitted and will not be acted upon at the 2027 annual meeting of stockholders. A stockholder’s written notice should be sent to the attention of the Secretary, Veritone, Inc., 5291 California Avenue, Suite 350, Irvine, CA 92617. In addition, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal.
In addition to satisfying the foregoing, stockholders who intend to solicit proxies in support of director nominees other than Company-sponsored nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. If such written notice is not timely received or does not satisfy these additional information requirements, the notice will not be considered properly submitted and will not be acted upon at the 2027 annual meeting of stockholders.
The Chairman of the Annual Meeting reserves the right to reject, exclude, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the above requirements, including conditions established by the SEC.

OTHER MATTERS
Our Board is not aware of any other matters that will be presented for consideration at the Annual Meeting. If other matters properly come before the meeting or any adjournments or postponements thereof, however, the proxy holders named in the proxies solicited by our Board will have the authority to vote all proxies received with respect to such matters in their discretion, and it is their intention to vote such proxies in accordance with the recommendation of our Board.
PRINCIPAL EXECUTIVE OFFICES
Our principal executive offices are located at 5291 California Avenue, Suite 350, Irvine, California 92617.

APPENDIX A
Veritone, Inc.
Second Amended and Restated 2023 Equity Incentive Plan

Adopted by the Board of Directors: April 27, 2026
Approved by the Stockholders: July   , 2026
1. General.
(a) Defined Terms. Except as otherwise provided, any capitalized term shall have the meaning provided in Section 14 of this Plan.
(b) Successor to and Continuation of Prior Plans. The Plan is the successor to and continuation of the Prior Plans. As of the Effective Date, (i) no additional awards may be granted under the Prior Plans; (ii) the Prior Plans’ Available Reserve (plus the Prior Plans’ Returning Shares) will become available for issuance pursuant to Awards granted under this Plan; and (iii) each outstanding award granted under the Prior Plans will remain subject to the terms of the Prior Plan pursuant to which it was granted. All Awards granted under this Plan will be subject to the terms of this Plan.
(c) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(d) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(e) Adoption Date; Effective Date. The Plan came into existence on the Adoption Date, but no Award could be granted under the Plan prior to the Effective Date.
2. Shares Subject to the Plan.
(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of (i) 3,000,000 new shares, plus (ii) the 2,500,000 shares reserved for issuance under the Plan at the time of its first amendment and restatement on June 13, 2025; plus (iii) the 2,500,000 shares originally reserved for issuance under the Plan at the time of its original adoption on June 8, 2023, plus (iv) a number of shares of Common Stock equal to the Prior Plans’ Available Reserve, plus (v) a number of shares of Common Stock equal to the number of the Prior Plans’ Returning Shares, if any, as such shares become available from time to time.
(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 2,000,000 shares.
(c) Share Reserve Operation.
(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than shares of Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award, or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares, (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award, and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3. Eligibility and Limitations.
(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b) Specific Award Limitations.
(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate fair market value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any “parent corporation” or “subsidiary corporation” thereof, as such terms are defined in Sections 424(e) and (f) of the Code) exceeds $100,000 (or such other limit established in the Code), or any Incentive Stock Options otherwise do not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Non-Employee Director for his or her service as a Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. Such limits shall apply starting with the first fiscal year that commences following the Effective Date.
4. Options and Stock Appreciation Rights.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i) by cash or check, bank draft or money order payable to the Company;
(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the United States Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of being transferred:
(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable U.S. state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period, the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law (as determined in the sole discretion of the Board), then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the United States Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the United States Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
5. Awards Other Than Options and Stock Appreciation Rights.
(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i) Form of Award.
RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii) Consideration.
RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.
RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.
(vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c) Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6. Adjustments upon Changes in Common Stock; Other Corporate Events.
(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Transactions. The following provisions will apply to Awards in the event of a Transaction except as set forth in Section 11, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or in a director compensation policy or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i) Awards May Be Assumed. In the event of a Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue, or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii) Awards Held by Current Participants. In the event of a Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and SARs, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Transaction (contingent upon the effectiveness of the Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Transaction.
(iii) Awards Held by Persons other than Current Participants. In the event of a Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Transaction.
(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7. Administration.
(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii) To settle all controversies regarding the Plan and Awards granted under it.
(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock (including, but not limited to, any Transaction), for reasons of administrative convenience.
(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii) To submit any amendment to the Plan for stockholder approval.
(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).
(c) Delegation to Committee.
(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
(f) No Repricing Without Stockholder Approval. Neither the Board nor any Committee shall have the authority to: (1) reduce the exercise price (or strike price) of any outstanding Option or SAR; (2) cancel any outstanding Option or SAR and grant in substitution therefor (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board or any Committee); or (3) take any other action that is treated as a repricing under generally accepted accounting principles, unless the stockholders of the Company have approved such an action within the prior twelve (12) months.
8. Tax Withholding
(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy any U.S. and/or non-U.S. federal, state or local tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the grant, vesting, exercise, or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. and/or non-U.S. federal, state or local tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the United States Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the United States Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not to make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the United States Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the United States Internal Revenue Service.
(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9. Miscellaneous.
(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any

Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10. Covenants of the Company.
(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11. Additional Rules for Awards Subject to Section 409A.
(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under United States Treasury Regulations Section 1.409A-3(a)(4).
(c) Treatment of Non-Exempt Awards Upon a Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Transaction:
If the Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control, the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
If the Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Transaction.
(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

In the event of a Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Transaction.
If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Transaction, then such Award shall automatically terminate and be forfeited upon the Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Transaction.
The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Transaction, and regardless of whether or not such Transaction is also a Section 409A Change in Control.
(d) Treatment of Non-Exempt Awards Upon a Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Transaction.
(i) If the Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control, the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii) If the Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Transaction.
(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in United States Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Transaction, to the extent it is required for compliance with the requirements of Section 409A, the

Change in Control or Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12. Severability.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13. Termination of the Plan.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14. Definitions.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Transaction.
(b) “Adoption Date” means the date the Plan was first approved by the Board.
(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d) “Applicable Law” means the Code and any applicable U.S. or non-U.S. securities, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).
(f) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.
(g) “Board” means the board of directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(i) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s actual or attempted commission of, or participation in, a fraud or act of dishonesty against the Company or an Affiliate; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or an Affiliate or of any statutory duty owed to the Company or an Affiliate; (iii) such Participant’s unauthorized use or disclosure of the Company’s or any of its Affiliate’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or an Affiliate or such Participant for any other purpose.
(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, such event or events, as the case may be, also constitute a Section 409A Change in Control:
(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an

Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(l) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(m) “Common Stock” means the common stock of the Company.
(n) “Company” means Veritone, Inc., a Delaware corporation, and any successor thereto.
(o) “Compensation Committee” means the Compensation Committee of the Board.
(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under United States Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(s) “Director” means a member of the Board.
(t) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(u) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(v) “Effective Date” means June 8, 2023.
(w) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(x) “Employer” means the Company or the Affiliate that employs the Participant.
(y) “Entity” means a corporation, partnership, limited liability company or other entity.
(z) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(aa) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(bb) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(cc) “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. federal, state, local, municipal, non-U.S. or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(dd) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(ee) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(ff) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Law.
(gg) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(hh) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.
(ii) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(jj) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”)) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under United States Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(kk) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ll) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(mm) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(nn) “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(oo) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(pp) “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant), that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.
(qq) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(rr) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ss) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(tt) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(uu) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; net income/loss adjusted for interest expense, interest income, other income/expenses, net provision for/benefit from income taxes, depreciation and amortization, legal settlement expenses and stock-based compensation expenses; other earnings measures; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; non-GAAP net income; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; operations within or below pre-determined annual budget; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.
(vv) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.
(ww) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(xx) “Plan” means this Veritone, Inc. Second Amended and Restated 2023 Equity Incentive Plan, as amended from time to time. The Veritone, Inc. Second Amended and Restated 2023 Equity Incentive Plan amends and restates in its entirety the Veritone, Inc. Amended and Restated 2023 Equity Incentive Plan approved by the Company’s stockholders on June 13, 2025.
(yy) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.
(zz) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(aaa) “Prior Plans” means the Company’s 2014 Stock Option/Stock Issuance Plan and the 2017 Stock Incentive Plan, each as amended.
(bbb) “Prior Plans’ Available Reserve” means the number of shares available for the grant of new awards under the Company’s 2014 Stock Option/Stock Issuance Plan (if any) and the 2017 Stock Incentive Plan, each as amended, as of immediately prior to the Effective Date.
(ccc) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plans and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.
(ddd) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(eee) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(fff) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(ggg) “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(hhh) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(iii) “Rule 405” means Rule 405 promulgated under the Securities Act.
(jjj) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(kkk) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and United States Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(lll) “Securities Act” means the Securities Act of 1933, as amended.
(mmm) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(nnn) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(ooo) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(ppp) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(qqq) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(rrr) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(sss) “Transaction” means a Corporate Transaction or a Change in Control.
(ttt) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Transaction.
(uuu) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Transaction.

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V84615-P53665 KEEP THIS PORTION FOR YOUR RECORDS

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VERITONE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Ryan Steelberg
02) Francisco Morales

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

	For	Against	Abstain
The Board of Directors recommends you vote FOR the following proposal:			
2. Ratify the selection of CBIZ CPAs P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:			
3. Hold an advisory vote to approve executive compensation.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:			
4. Approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 225,000,000.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:			
5. Approve a second amendment and restatement of the Company's 2023 Equity Incentive Plan.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:			
6. Approve the CEO Strategic Awards.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V84616-P53665

Veritone, Inc.
2026 Annual Meeting of Stockholders
July 7, 2026, 10:30 a.m., Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Ryan Steelberg and Michael L. Zemetra, or either of them, with power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Veritone, Inc. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholder(s) to be held virtually at www.virtualshareholdermeeting.com/VERI2026 on July 7, 2026, at 10:30 a.m., Pacific Time, and any adjournment or postponement thereof.

This proxy confers authority to vote each proposal listed on the other side unless otherwise indicated. If no choice is specified, the proxy will be voted FOR each nominee in Item 1, FOR Item 2, FOR Item 3, FOR Item 4, FOR Item 5, and FOR Item 6. If any other business is transacted at said meeting, this proxy shall be voted in the discretion of the proxies. This proxy is solicited on behalf of Veritone, Inc. and may be revoked prior to its exercise.

Continued and to be signed on reverse side